PROSPECTUS

                                 August 1, 1999


This Prospectus describes the shares of a family of institutional mutual funds managed by LM Institutional Advisors, Inc.

LM INSTITUTIONAL FUND ADVISORS I
Western Asset Government Money Market Portfolio
Western Asset Money Market Portfolio
Western Asset Limited  Duration  Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Core Portfolio
Western Asset Core Plus  Portfolio
Western Asset High Yield Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio

LM INSTITUTIONAL FUND ADVISORS II
LM Value Institutional Portfolio
LM Special Investment Institutional Portfolio
LM Total Return Institutional Portfolio
Brandywine Small Cap Value Portfolio
Batterymarch International Equity Portfolio
Batterymarch Emerging Markets Portfolio


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LM INSTITUTIONAL LOGO APPEARS HERE]

Advisors Incorporated

TABLE OF CONTENTS

PROSPECTUS SUMMARY..................................................................................3

DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.........3

PRINCIPAL RISKS....................................................................................13

PERFORMANCE INFORMATION............................................................................18

FEES AND EXPENSES..................................................................................20

MANAGEMENT OF THE PORTFOLIOS ......................................................................27

PURCHASE OF SHARES ................................................................................30

DISTRIBUTION PLANS.................................................................................32

REDEMPTION OF SHARES...............................................................................32

EXCHANGE PRIVILEGE.................................................................................33

NET ASSET VALUE....................................................................................33

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS........................................................34

TAX INFORMATION....................................................................................35

FINANCIAL HIGHLIGHTS...............................................................................36

APPENDIX A -- PRIOR PERFORMANCE OF ADVISERS' OTHER ACCOUNTS........................................43

PROSPECTUS SUMMARY

General

LM Institutional Fund Advisors I, Inc. ("LMIFA I") consists of the following portfolios: Western Asset Government Money Market Portfolio, Western Asset Money Market Portfolio, Western Asset Limited Duration Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio.

LM Institutional Fund Advisors II, Inc. ("LMIFA II") consists of the following portfolios: LM Value Institutional Portfolio, LM Special Investment Institutional Portfolio, LM Total Return Institutional Portfolio, Brandywine Small Cap Value Portfolio, Batterymarch International Equity Portfolio and Batterymarch Emerging Markets Portfolio.


Manager and Advisers

LM Institutional Advisors, Inc. (the "Manager") serves as the investment manager to each Portfolio. Legg Mason Fund Adviser, Inc. ("LMFA"), Brandywine Asset Management, Inc. ("Brandywine"), Batterymarch Financial Management, Inc. ("Batterymarch"), Western Asset Management Company ("Western Asset") and Western Asset Global Management Limited ("WAGM") serve as the investment advisers to the various Portfolios as noted below. LMFA, Brandywine, Batterymarch, Western Asset and WAGM are referred to as "Advisers."



   DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND
   PRINCIPAL INVESTMENT STRATEGIES

The investment objective and policies for each Portfolio are stated below.

 WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO

Adviser:      Western Asset
Objective:    High current income consistent with liquidity and
              conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share by investing in government money market instruments. To achieve its objective, the Portfolio generally adheres to the following practices:

o It invests only in obligations of the U.S. Government and its agencies and instrumentalities, repurchase agreements secured by such instruments and in U.S. dollar-denominated debt obligations of "supranational organizations." "Supranational organizations" are non-governmental entities designated or supported by a government or governmental entity to promote economic development, such as the European Community, the International Monetary Fund, the United Nations and the World Bank.
o It buys instruments maturing in 397 days or less. It can also buy certain variable and floating rate securities.
o It maintains a dollar-weighted average portfolio maturity of 90 days or less.
o    It may purchase or sell securities on a forward commitment basis.
o It may engage in reverse repurchase agreements and other borrowings as permitted by applicable law.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" for a discussion of these and other risks.

WESTERN ASSET MONEY MARKET PORTFOLIO

Adviser:      Western Asset
Objective:    High current income consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the Portfolio generally adheres to the following practices:

o    It generally invests in money market instruments, such as:

      (i)  U.S. government obligations
     (ii)  municipal obligations
     (iii) instruments such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances issued by domestic and foreign banks and savings and loan institutions that have over $1 billion in total assets or where the principal amount is insured by the Federal Deposit Insurance Corporation
     (iv)  repurchase agreements
     (v)   reverse  repurchase  agreements and other  borrowings
     (vi)  commercial paper and other short-term investments

o It invests only in "high quality" money market instruments. "High quality" money market instruments are those that: (i) have received one of the two highest ratings by two or more Nationally Recognized Statistical Rating Organizations ("NRSRO"); (ii) receive one of the two highest ratings by one NRSRO if only one has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.

o It may not invest more than 5% of its total assets in the "first tier" securities of any one issuer (except for U.S. government obligations). "First tier" securities are those that: (i) have been rated in the highest rating category by two NRSROs; (ii) receive the highest rating by one NRSRO if only one has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.

o It may not invest more than 1% of its total assets or $1 million (whichever is greater) in the "second tier" securities of any one issuer. "Second tier" securities are all "high quality" securities that are not "first tier" securities.

o It may not invest more than 5% of its total assets in "second tier" securities.

o It may invest only in U.S. dollar-denominated securities. These include foreign investments denominated in U.S. dollars.

o It buys money market securities maturing in 397 days or less. It can also buy certain variable and floating rate securities.

o    It may purchase or sell securities on a forward commitment basis.

o It maintains a dollar-weighted average portfolio maturity of 90 days or less.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" for a discussion of these and other risks.

WESTERN ASSET LIMITED DURATION PORTFOLIO, WESTERN ASSET INTERMEDIATE PORTFOLIO, WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO, WESTERN ASSET CORE PORTFOLIO, WESTERN ASSET CORE PLUS PORTFOLIO

Advisers:     Western Asset and WAGM (non-U.S. portions of Intermediate Plus and
              Core Plus Portfolios)
Objective:    Maximize total return,  consistent  with prudent  investment management and liquidity needs, by investing to obtain the average duration specified for each Portfolio

Each of these Portfolios invests in a portfolio of fixed income securities of various maturities to obtain the dollar-weighted average duration specified for that Portfolio.

To achieve their objectives, the Portfolios invest primarily in:

o    U.S. Government obligations
o    mortgage- and other asset-backed securities
o U.S. dollar-denominated obligations of foreign governments, international agencies or supranational organizations
o U.S. dollar-denominated fixed income securities of non-governmental domestic or foreign issuers

In addition to the foregoing principal investment strategies, the Portfolios are also permitted to:

o    purchase other securities and instruments, including:

     (i)      preferred stocks
     (ii)     structured notes
     (iii)    municipal obligations
     (iv)     convertible securities
     (v)      pay-in-kind securities and zero coupon bonds
     (vi) certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks
     (vii)    commercial  paper and other short-term investments

o    invest up to 25% of their total assets in the securities of foreign issuers
o    buy or sell futures contracts on fixed income instruments,  options on such
     futures   contracts  and  options  on  securities   for  both  hedging  and
     non-hedging purposes
o    buy or sell  securities  on a forward  commitment  basis
o    lend its  portfolio securities
o    engage  in  foreign  currency  exchange  transactions
o    engage in repurchase  agreements  and reverse  repurchase  agreements
o    borrow  money for temporary or emergency purposes

Each of the Portfolios may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Each Portfolio in this group differs from the others in terms of its investment policies regarding its target dollar weighted average duration, and the two "Plus" Portfolios, the Intermediate Plus and Core Plus, differ from the other Portfolios in terms of their policies with respect to U.S. dollar-denominated securities and the credit quality of their investments. These differences are summarized in the following table. "Duration" refers to the range within which the dollar weighted average duration of a Portfolio is expected to fluctuate. With respect to the Core and Core Plus Portfolios, the average duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally four to six years, although this may vary) as measured by Western Asset. "Foreign Currency Exposure" refers to whether a Portfolio presently intends to limit its investments to U.S. dollar-denominated securities. "Credit Quality" refers to the percentage of a Portfolio's net assets that may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B or higher by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

  PORTFOLIO                DURATION           FOREIGN CURRENCY EXPOSURE              CREDIT QUALITY
  Limited Duration         1-3 Years          U.S. Dollar-Denominated Only           Currently Anticipates No Securities
                                                                                     Below Investment Grade
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate             2-4 Years          U.S. Dollar-Denominated Only           Currently Anticipates No Securities
                                                                                     Below Investment Grade
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate Plus        2-4 Years          The Portfolio may invest up to 20%     Up to 15%
                                              of its total assets in non-U.S.        Below Investment Grade
                                              dollar denominated securities.
------------------------------------------------------------------------------------------------------------------------------------
  Core                     Generally          U.S. Dollar-Denominated Only           Currently Anticipates No Securities
                           4-6 Years                                                 Below Investment Grade
------------------------------------------------------------------------------------------------------------------------------------
  Core Plus                Generally          The Portfolio may invest up to 20%     Up to 15%
                           4-6 Years          of its total assets in non-U.S.        Below Investment Grade
                                              dollar- denominated securities.
------------------------------------------------------------------------------------------------------------------------------------

Among the principal risks of investing in these Portfolios are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. In addition, Special Risks of High Yield Securities, Liquidity Risk and Currency Risk are among the principal risks of investing in the Intermediate Plus and Core Plus Portfolios. Please see "Principal Risks" for a discussion of these and other risks.


WESTERN ASSET HIGH YIELD PORTFOLIO

Adviser:      Western Asset
Objective:    Maximize total return, consistent with prudent investment
              management

Under normal market conditions, the Portfolio will invest at least 75% of its total assets in U.S. dollar-denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities.

To achieve its objective, the Portfolio may also make other investments, including:

o    mortgage- and other asset-backed securities
o    municipal obligations
o    variable and floating rate debt securities
o    commercial paper and other short-term investments
o corporate obligations ("Corporate obligations") include preferred stock, convertible securities, zero coupon securities and pay-in-kind securities.)
o    common stocks and warrants
o certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic banks

The Portfolio is also permitted to:

o invest up to 25% of its total assets in foreign currency-denominated foreign securities
o purchase or sell for hedging or non-hedging purposes: (i) interest rate futures contracts, (ii) options on fixed income instruments and bond indices, or (iii) options on interest rate futures contracts
o    engage in foreign  currency  exchange  transactions
o    lend its  securities
o    borrow money for temporary or emergency  purposes
o    buy or sell  securities on a forward commitment basis
o    engage in repurchase agreements and reverse repurchase agreements

The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Market Risk, Foreign Securities Risk, Liquidity Risk, Borrowing Risk, Emerging Markets Risk, Currency Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.


WESTERN ASSET NON-U.S. FIXED INCOME PORTFOLIO

Adviser:      WAGM
Objective:    Maximize total return, consistent with prudent investment
              management

Under normal market conditions, the Portfolio invests at least 75% of its total assets in debt and fixed income securities denominated in major foreign currencies. WAGM anticipates that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of foreign issuers and that these foreign issuers will represent at least three foreign countries. Under current market conditions, the Portfolio expects that substantially all of its currency risk will be hedged to U.S. dollars.

To achieve its objective, the Portfolio may invest in a variety of securities, including:

o U.S. dollar-denominated or foreign currency-denominated obligations of foreign governments, international agencies or supranational entities
o foreign currency exchange-related securities, including foreign currency warrants
o    U.S. Government obligations
o    mortgage- and other asset-backed securities
o    variable and floating rate debt securities
o    commercial paper and other short-term investments
o    corporate obligations
o    certificates of deposit, fixed time deposits and bankers' acceptances
o    loan participations and assignments
o    indexed securities and structured notes
o    repurchase agreements

The Portfolio may also:

o    engage in reverse repurchase agreements
o    borrow money for temporary or emergency purposes
o buy or sell for hedging and non-hedging purposes: (i) interest rate futures contracts and options on fixed income instruments and bond indices and (ii) options on interest rate futures contracts
o buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
o enter into foreign currency forward contracts for hedging and non-hedging purposes

The Portfolio does not currently intend to invest in securities that are rated at the time of purchase below investment grade, although it may do so if market conditions are favorable. The Portfolio is "non-diversified" within the meaning of the Investment Company Act. See "Principal Risks--Non-Diversification." WAGM anticipates that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk,CallRisk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.


WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO

Advisers:     WAGM (non-U.S. portion) and Western Asset (U.S. portion)
Objective:    Income and capital appreciation

To achieve its investment objective, the Portfolio invests primarily in various types of U.S. dollar-denominated and foreign currency-denominated fixed income securities, including:

o    U.S. and foreign corporate fixed income securities
o Debt obligations of corporate and governmental issuers in emerging market countries (These include "Brady Bonds"; bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans.)
o    sovereign  debt  obligations  of  developed  nations
o    debt  obligations  of "supranational organizations"
o    mortgage- and other asset-backed securities

The Portfolio may invest in a variety of other securities, including:

o foreign currency exchange-related securities, including foreign currency warrants
o    variable and floating rate debt securities
o    commercial paper and other short-term investments

o    municipal obligations
o    certificates of deposit, fixed time deposits and bankers' acceptances
o    loan participations and assignments
o    indexed securities and structured notes
o    repurchase agreements

The Portfolio may invest up to 60% of its net assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAGM or Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

The Portfolio may also:

o    engage in  reverse  repurchase  agreements
o    borrow  money for  temporary or emergency purposes
o    loan its portfolio securities
o buy or sell for hedging and non-hedging purposes: (i) bond or interest rate futures contracts and options on fixed income instruments and bond indexes and (ii) options on bond or interest rate futures contracts
o buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
o enter into foreign currency forward contracts for hedging and non-hedging purposes

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers representing at least three countries (one of which may be the U.S.) and at least 65% of its total assets in income producing securities. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting issuers within that country or currency than would a more diversified portfolio of securities.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. See "Principal Risks--Non-Diversification."

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.


WESTERN ASSET ENHANCED EQUITY PORTFOLIO

Adviser:      Western Asset
Objective:    Long-term total return

The Portfolio's assets will be comprised of two components: an equity component and a fixed income component.

o The equity component will generally maintain full exposure to the U.S. equity market as represented by the S&P 500 Index (the "Index").
o The fixed income component will try to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments.

The Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses. Up to 10% of the Portfolio's net assets may be invested in securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase (commonly known as "junk bonds" or "high yield bonds") and up to 20% of its net assets may be invested in foreign securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders. The following information summarizes the investment practices of the Portfolio's two components.

EQUITY COMPONENT

The Portfolio's equity component invests primarily in: (i) common stocks that are represented in the Index ("S&P stocks") and (ii) stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives").

The Equity Component of the Portfolio adheres to the following practices:

o    it may  invest in any  combination  of S&P stocks  and S&P  derivatives.
o it currently plans to invest predominantly, and likely exclusively, in S&P derivatives.
o it will not be limited to purchasing S&P stocks in the same proportion as such stocks are weighted in the Index.
o it will seek to remain invested in S&P stocks and S&P derivatives even when the Index is declining.

The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. The Portfolio is neither sponsored by nor affiliated with S&P.

FIXED INCOME COMPONENT

The fixed income component will invest primarily in the following types of fixed income securities:

o    U.S. Government obligations
o securities of non-governmental domestic or foreign issuers n municipal securities
o    mortgage- and other asset-backed securities
o    preferred stocks
o obligations of foreign governments, international agencies or supranational entities

THE FIXED INCOME COMPONENT MAY ALSO:

o    invest in other securities or instruments, including:
     (i) certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks
     (ii)  commercial  paper and other  short-term investments
     (iii) engage in repurchase agreements, reverse repurchase agreements and other borrowings
     (iv)  purchase or sell futures contracts and options
     (v)   engage in foreign currency exchange transactions

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.

LM VALUE INSTITUTIONAL PORTFOLIO

Adviser:      LMFA
Objective:    Long-term growth of capital

The Portfolio invests primarily in equity securities (including common and preferred stocks), and securities convertible into equity securities, that, in the Adviser's opinion, offer the potential for capital growth. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The Portfolio generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

The Adviser typically sells a security when, in the Adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

The Portfolio may also invest in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 25% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in convertible and/or debt securities rated below investment grade, i.e., not rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. or, if unrated by those entities, deemed by the Adviser to be of comparable quality, and commonly referred to as junk bonds.

For temporary purposes, or when cash is temporarily available, the Portfolio may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The Portfolio may not achieve its investment objective when so invested.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Borrowing Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.


LM SPECIAL INVESTMENT INSTITUTIONAL PORTFOLIO

Adviser:      LMFA
Objective:    Capital appreciation

The Portfolio invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The Adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the Adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

The Portfolio also invests in debt securities of companies having one or more of the above characteristics. The Portfolio may invest up to 35% of its net assets in debt securities rated below investment grade, i.e., rated below BBB/Baa (or, if unrated, determined by the Adviser to be of comparable quality) and commonly referred to as junk bonds. The Portfolio may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

The Adviser typically sells a security when, in the Adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

For temporary defensive purposes, or when cash is temporarily available, the Portfolio may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The Portfolio may not achieve its investment objective when so invested.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Borrowing Risk, and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.

LM TOTAL RETURN INSTITUTIONAL PORTFOLIO

Adviser:      LMFA
Objective:    Capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

The Portfolio invests primarily in securities that, in the Adviser's opinion, offer the potential for long-term capital growth and attractive current income. The Portfolio invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The Portfolio may invest in securities that do not pay current income but do, in the Adviser's opinion, offer prospects for capital appreciation and/or future income. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its costs of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Portfolio may invest in companies of any size.

The Adviser typically sells a security when, in the Adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, when a more compelling investment opportunity is found, or when the investment basis no longer applies. The Portfolio may invest in money market securities for temporary defensive purposes or when cash is temporarily available. The Portfolio may not achieve its investment objective when so invested. Consistent with the investment objective, the Portfolio may also invest in debt securities when the Adviser believes the return on such securities may equal or exceed the return on equity securities. The Portfolio may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in debt securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions the Portfolio will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade (commonly referred to as junk bonds).

Among the  principal  risks of  investing  in the  Portfolio  are  Market  Risk,
Interest Rate Risk, Credit Risk,CallRisk, Special Risks of High Yield Securities, Liquidity Risk, Borrowing Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.


BRANDYWINE SMALL CAP VALUE PORTFOLIO

Adviser:      Brandywine
Objective:    Long-term capital appreciation

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "small cap" companies. "Small cap" companies are generally defined as companies at the time of initial investment with an equity market capitalization not in excess of the 40th percentile of the capitalization of issuers traded on the New York Stock Exchange (currently approximately $1 billion). A company that was a "small cap" company at the time of the Portfolio's initial investment will continue to be treated as such for purposes of the 65% test, even if the equity capitalization exceeds the 40th percentile at a time subsequent to investment. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.

Although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in cash and money market instruments, including repurchase agreements. For temporary defensive purposes, the Portfolio may also invest in investment grade debt and fixed income investments. The Portfolio may not achieve its investment objective when so invested. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, loan its portfolio securities, and invest in securities of other investment companies.

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Liquidity Risk, Borrowing Risk, and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.

BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO

Adviser:      Batterymarch
Objective:    Long-term total return

Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in non-U.S. equity securities.

The primary focus of the Adviser is stock selection, with a secondary focus on country allocation. The Adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the Portfolio's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks the 2,800 stocks in the Portfolio's investable universe by relative attractiveness on a daily basis. The quantitative factors within this model are intended to measure growth, value, fundamental expectations and technical indicators (i.e., supply and demand).

Country allocation for the developed markets portion of the Portfolio is based on rankings generated by the Adviser's proprietary country model. The Adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, United Kingdom, France, Canada and Germany.

The Portfolio may invest up to 35% of its total assets in emerging market equity securities. The Adviser's investment strategy for the emerging markets portion of the Portfolio represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies which the Adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the Portfolio also combines quantitative and fundamental approaches.

The Portfolio will normally be invested across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. However, more than 25% of the Portfolio's total assets may be invested in securities of issuers located in a single country, which is currently expected to be the case with respect to both Japan and the United Kingdom. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The Portfolio may invest without limit in cash and money market instruments, including repurchase agreements, in circumstances when cash is temporarily available, or for temporary defensive purposes when the Adviser believes such action is warranted by abnormal market or economic situations. Up to 5% of the Portfolio's total assets may be rated below investment grade or, if unrated, determined by the Adviser to be below investment grade. The Adviser may also seek to enhance portfolio returns through active currency hedging strategies, although there can be no assurances that such strategies will be pursued or, if pursued, will be successful.

Among the principal risks of investing in the Portfolio are Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" for a discussion of these and other risks.

BATTERYMARCH EMERGING MARKETS PORTFOLIO

Adviser:      Batterymarch
Objective:    Long-term capital appreciation

Under normal market conditions, the Portfolio will invest substantially all of its assets, but in any event at least 65% of its total assets, in equity securities and convertible securities of emerging market issuers. Emerging market countries are those countries having less fully developed economic and political systems and include any country: (i) having an "emerging stock market" or considered a "frontier market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing; or (iv) included in the Morgan Stanley Capital International (MSCI) Emerging Markets published index. Emerging market equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics that are: (1) publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market country; (2) securities denominated in any currency if issued by companies to finance operations in an emerging market country; (3) securities of companies that derive a substantial portion (i.e., in excess of 50%) of their total revenues from goods or services produced in, or sales made in, emerging market countries; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; or (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.

The Portfolio intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

More than 25% of the Portfolio's total assets may be invested in securities of issuers located in a single country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The Adviser focuses on higher-quality, dominant emerging markets companies which the Adviser believes to have strong growth prospects and reasonable valuations, selected from an investable universe of approximately 1,000 stocks. The Adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the Adviser with tested quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the Adviser also merges quantitative and fundamental approaches.

The Portfolio may invest without limit in cash and money market instruments, including repurchase agreements, in circumstances when cash is temporarily available, or for temporary defensive purposes when the Adviser believes such action is warranted by abnormal market or economic situations. The Portfolio may not achieve its investment objective when so invested. Up to 10% of the Portfolio's total assets may be rated below investment grade or, if unrated, determined by the Adviser to be below investment grade (i.e., rated below BBB/Baa and commonly referred to as Junk Bonds).

Among the principal risks of investing in the Portfolio are Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" for a discussion of those and other risks.

PRINCIPAL RISKS

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any of these Portfolios because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

An investment in the Western Asset Government Money Market and Western Asset Money Market Portfolios is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Western Asset Government Money Market and Western Asset Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios.

The following risks apply to the Portfolios. You should read this section carefully before you invest in order to learn more about the Portfolio in which you will invest.


Market Risk

Certain of the Portfolios may invest substantially all of their assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. A Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole. The Batterymarch International Equity Portfolio and the Batterymarch Emerging Markets Portfolio invest primarily in foreign equity securities. Foreign securities have additional risks, see "Foreign Securities Risk" below.

Securities of "small cap" companies entail special risks. Such companies often have limited operating histories and may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Securities of "small cap" companies may be traded "over-the-counter" and often trade less frequently and in more limited volume, may be subject to greater volatility and may be more difficult to value than securities of larger, more established companies. "Small cap" companies are often involved in actual or anticipated reorganizations or restructurings, which involve special risks, including difficulty in obtaining information as to the financial condition of such companies and the fact that market prices of such companies' securities are subject to sudden and erratic price volatility. The securities of "mid-sized" companies share many of these same risks.

Foreign Securities Risk

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a Portfolio to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments.

In addition, a Portfolio's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, complications with the European markets' conversion to the Euro, confiscatory taxation, political or financial instability and diplomatic developments which could effect the value of a Portfolio's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Emerging Markets Risk

The risks of foreign investment are greater for investments in emerging markets. Among others, these types of investments can include not only equity securities, but also "Brady Bonds," bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, and emerging market loans. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because some of the Portfolios may invest a significant amount of their total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in any Portfolio that invests in emerging market securities, which includes the Batterymarch Emerging Markets Portfolio, Batterymarch International Equity Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio and Western Asset Global Strategic Income Portfolio, should be considered speculative.

CURRENCY RISK

Because certain Portfolios may invest significantly in securities denominated in foreign currencies, their value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The Portfolios from time to time hedge a portion of their currency risk, using a variety of techniques, including currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See "Hedging Risk" below.


Interest Rate Risk

Each Portfolio is subject to interest rate risk, which is the possibility that the market prices of the Portfolios' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


Credit Risk

Each Portfolio is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Moody's Investors Service considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest.

Not all government securities are backed by the full faith and credit of the United States. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is at least a chance of default on these securities.


Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Portfolios reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.


Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of these investments will usually be more volatile. These securities may be less liquid than higher-rated securities, which means a Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price.

Although the Advisers consider credit ratings in making investment decisions, they perform their own investment analysis and do not rely on ratings assigned by the rating agencies. When a Portfolio buys lower rated debt, the achievement of its goals depends more on the Advisers' ability than would be the case if a Portfolio were buying investment grade debt.

Borrowing Risk

When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's holdings. Portfolios may take on borrowing risk by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.


Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a Portfolio's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which a Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.


Year 2000

Like other mutual funds (and most organizations around the world), the Portfolios could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the Portfolios, their Manager, distributor or Adviser, or could impact companies in which the Portfolios invest.

While no one knows if these problems will have any impact on the Portfolios or on financial markets in general, the manager and its affiliates are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

Non-Diversification

The Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio are non-diversified, meaning each may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it could if it were a "diversified" company under the Investment Company Act. When the Portfolios' assets are invested in the securities of a limited number of issuers, or in a limited number of countries or currencies, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a more diversified fund.


Derivatives Risk

A Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). A Portfolio may use derivatives both for hedging and non-hedging purposes. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and the Portfolios will depend on the Advisers' ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Portfolio.


Hedging Risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in hedging transactions at any given time or from time to time or that any such strategies will be successful.


Turnover

The investment strategies employed by the Portfolios often involve high turnover rates. This results in higher trading costs and could cause a Portfolio to realize higher levels of taxable gains.


Other Policies

In addition to the investment strategies described above, a Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in each Portfolio's Statement of Additional Information ("SAI"). The terms "debt" and "fixed income securities" are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times the Advisers may judge that market conditions make pursuing a Portfolio's investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit a Portfolio's losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Portfolio to miss out on investment opportunities, and may prevent a Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of a Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests, or for investment purposes.

Except for the investment objective of each of the Western Asset Core, Western Asset Limited Duration, Western Asset Intermediate and Western Asset Money Market Portfolios, the Directors may change a Portfolio's investment objective, investment strategies and other policies without shareholder approval.


PERFORMANCE INFORMATION

The following information provides some indication of a Portfolio's risks. The charts and tables show year-to-year changes in the performance of the Institutional Class shares for the Western Asset Core, Western Asset Intermediate and Western Asset Limited Duration Portfolios. The tables following the charts compare each Portfolio's performance to that of a broad measure of market performance. There are no charts and tables for the other Portfolios because they have less than a full calendar year of performance to report. In addition, no information is given on the Financial Intermediary Class shares because this Class has less than a full calendar year of performance to report. However, the performance for this Class would be lower for each Portfolio since this Class has higher expenses. Of course, a Portfolio's past performance is not an indication of future performance.

Core Portfolio
Calendar-Year Total Returns

Best quarter: second quarter 1995, +6.91%
Worst quarter: first quarter 1994, -2.60%
More recent return information: January 1, 1999 - June 30, 1999, -1.99%



[GRAPH HERE WITH FOLLOWING PLOT POINTS]

1991    1992    1993     1994     1995    1996     1997     1998
18.02   7.85    13.86    -4.33    20.97   3.70     10.17    8.34

Core Portfolio
Average Annual Total Returns
for periods ended December 31, 1998

                                                                  Portfolio Inception
                                    1 Year        5 Years         (September 4, 1990)
-------------------------------------------------------------------------------------
Core Portfolio                       8.34%         7.45%                  9.89%
-------------------------------------------------------------------------------------
Salomon Broad Market Index*          8.72%         7.29%                  9.10%**


* The Salomon Brothers Broad Market Index is an unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The Index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is from August 31, 1990.

Intermediate Portfolio
Calendar-Year Total Returns

Best quarter: second quarter 1995, +5.17%
Worst quarter: first quarter 1996, -0.61%
More  recent  return  information:  January  1,  1999 - June  30,  1999,  -0.50%

[GRAPH HERE WITH THE FOLLOWING PLOT POINTS]

1995     1996    1997     1998
15.51    4.69    8.40     7.71

Intermediate  Portfolio
Average Annual Total Returns
for periods ended December 31, 1998

                                                          Portfolio Inception
                                           1 Year            (July 1, 1994)
--------------------------------------------------------------------------------
Intermediate Portfolio                     7.71%                8.09%
--------------------------------------------------------------------------------
Lehman Intm Gov't/Corp Bond Index*         8.42%                7.98%**

* The Lehman Brothers Intermediate Gov't/Corp Bond Index is an unmanaged index that measures the performance of intermediate (1-10 year) government and corporate fixed-rate debt issues. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is from June 30, 1994.


Limited Duration Portfolio
Calendar-Year Total Returns

Best quarter: second quarter 1997, +2.36%
Worst quarter: fourth quarter 1998, +0.21%
More recent return information: January 1, 1999 - June 30, 1999, +1.13%

[GRAPH HERE WITH THE FOLLOWING PLOT POINTS]

1997     1998
7.02     5.74

Limited Duration Portfolio
Average Annual Total Returns
for periods ended December 31, 1998

                                                            Portfolio Inception
                                             1 Year           (May 1, 1996)
--------------------------------------------------------------------------------
Limited Duration Portfolio                   5.74%                6.70%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Yr Gov't Index*            7.00%                6.83%**

* The Merrill Lynch 1-3 year Government Index is an unmanaged index that measures the performance of U.S. Treasuries with maturities between 1 and 3 years. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is from April 30, 1996. expense information


   FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

The examples below the tables are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower.


 WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO

                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None
Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.20%                         0.20%
Distribution (12b-1) Fees*                           None                          0.10%
Other Expenses                                       0.15%                         0.15%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.35%                         0.45%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.05%)                       (0.05%)
                                                 ========                       ========
Net Expenses**                                       0.30%                         0.40%
                                                 ========                       ========

Examples
1 Year                                           $36                            $46
3 Years                                          $113                           $144


20

 WESTERN ASSET MONEY MARKET PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.20%                         0.20%
Distribution (12b-1) Fees*                          None                           0.10%
Other Expenses                                       0.15%                         0.15%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.35%                         0.45%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.05%)                       (0.05%)
                                                 ========                       ========
Net Expenses**                                       0.30%                         0.40%
                                                 ========                       ========
Examples
1 Year                                           $36                            $46
3 Years                                          $113                           $144


 WESTERN ASSET LIMITED DURATION PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.35%                         0.35%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.40%                         0.40%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.75%                         1.00%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.35%)                       (0.35%)
                                                 ========                       ========
Net Expenses**                                       0.40%                         0.65%
                                                 ========                       ========

Examples
1 Year                                           $77                            $102
3 Years                                          $240                           $318
5 Years                                          $417                           $552
10 Years                                         $930                           $1,225

 WESTERN ASSET INTERMEDIATE PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.40%                         0.40%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.08%                         0.08%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.48%                         0.73%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.03%)                       (0.03%)
                                                 ========                       ========
Net Expenses**                                       0.45%                         0.70%
                                                 ========                       ========

                                                                              21

Examples
1 Year                                           $49                            $75
3 Years                                          $154                           $233
5 Years                                          $269                           $406
10 Years                                         $604                           $906


 WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.40%                         0.40%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.15%                         0.15%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.55%                         0.80%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.10%)                       (0.10%)
                                                 ========                       ========
Net Expenses**                                       0.45%                         0.70%
                                                 ========                       ========

 Examples
1 Year                                           $56                            $82
3 Years                                          $176                           $255


 WESTERN ASSET CORE PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.45%                         0.45%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.05%                         0.05%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.50%                         0.75%
                                                 ========                       ========
Examples
1 Year                                           $51                            $77
3 Years                                          $160                           $240
5 Years                                          $280                           $417
10 Years                                         $628                           $930

 WESTERN ASSET CORE PLUS PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.45%                         0.45%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.20%                         0.20%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.65%                         0.90%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.15%)                       (0.15%)
                                                 ========                       ========
Net Expenses**                                       0.50%                         0.75%
                                                 ========                       ========


22

Examples
1 Year                                           $66                            $92
3 Years                                          $208                           $287
5 Years                                          $362                           $498
10 Years                                         $810                           $1,108


 WESTERN ASSET HIGH YIELD PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.55%                         0.55%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.15%                         0.15%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.70%                         0.95%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.15%)                       (0.15%)
                                                 ========                       ========
Net Expenses**                                       0.55%                         0.80%
                                                 ========                       ========

Examples
1 Year                                           $72                            $97
3 Years                                          $224                           $303

 WESTERN ASSET NON-U.S. FIXED INCOME PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.45%                         0.45%
Distribution (12b-1) Fees*                           None                          0.25%
Other Expenses                                       0.40%                         0.40%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.85%                         1.10%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.30%)                       (0.30%)
                                                 ========                       ========
Net Expenses**                                       0.55%                         0.80%
                                                 ========                       ========

Examples
1 Year                                           $87                            $112
3 Years                                          $271                           $350
5 Years                                          $471                           $606
10 Years                                         $1,049                         $1,340



                                       23

 WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.45%                         0.45%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.40%                         0.40%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.85%                         1.10%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.05%)                       (0.05%)
                                                 ========                       ========
Net Expenses**                                       0.80%                         1.05%
                                                 ========                       ========

Examples
1 Year                                           $87                            $112
3 Years                                          $271                           $350

 WESTERN ASSET ENHANCED EQUITY PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.55%                         0.55%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.20%                         0.20%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.75%                         1.00%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.10%)                       (0.10%)
                                                 ========                       ========
Net Expenses**                                       0.65%                         0.90%
                                                 ========                       ========

Examples
1 Year                                           $77                            $102
3 Years                                          $240                           $318

 LM Value Institutional Portfolio
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.60%                         0.60%
Distribution (12b-1) Fees*                           None                          0.25%
Other Expenses                                       0.48%                         0.48%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 1.08%                         1.33%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.33%)                       (0.33%)
                                                 ========                       ========
Net Expenses**                                       0.75%                         1.00%
                                                 ========                       ========

Examples
1 Year                                           $110                           $135
3 Years                                          $343                           $421
5 Years                                          $595                           $729
10 Years                                         $1,317                         $1,601


24

 LM SPECIAL INVESTMENT INSTITUTIONAL PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.60%                         0.60%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.25%                         0.25%
                                                 --------                       --------
Total AnnualFund Operating Expenses                  0.85%                         1.10%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.10%)                       (0.10%)
                                                 ========                       ========
Net Expenses**                                       0.75%                         1.00%
                                                 ========                       ========

Examples
1 Year                                           $87                            $112
3 Years                                          $271                           $350

 LM TOTAL RETURN INSTITUTIONAL PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.60%                         0.60%
Distribution (12b-1) Fees*                           None                          0.25%
Other Expenses                                       0.25%                         0.25%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 0.85%                         1.10%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.10%)                       (0.10%)
                                                 ========                       ========
Net Expenses**                                       0.75%                         1.00%
                                                 ========                       ========

Examples
1 Year                                           $87                            $112
3 Years                                          $271                           $350

------------------------------------------------------------------------------------------
 BRANDYWINE SMALL CAP VALUE PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.65%                         0.65%
Distribution (12b-1) Fees*                           None                          0.25%
Other Expenses                                       5.82%                         5.82%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 6.47%                         6.72%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (5.62%)                       (5.62%)
                                                 ========                       ========
Net Expenses**                                       0.85%                         1.10%
                                                 ========                       ========


                                                                              25


Examples
1 Year                                           $642                           $666
3 Years                                          $1,899                         $1,964
5 Years                                          $3,118                         $3,218
10 Years                                         $6,014                         $6,170

 BATTERYMARCH INTERNATIONAL EQUITY PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.65%                         0.65%
Distribution (12b-1) Fees*                          None                           0.25%
Other Expenses                                       0.40%                         0.40%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 1.05%                         1.30%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.05%)                       (0.05%)
                                                 ========                       ========
Net Expenses**                                       1.00%                         1.25%
                                                 ========                       ========

Examples
1 Year                                           $107                           $132
3 Years                                          $334                           $412

 BATTERYMARCH EMERGING MARKETS PORTFOLIO
                                            Institutional Class        Financial Intermediary Class
                                            -------------------        ----------------------------
Shareholder Fees
(Fees paid directly from your investment)           None                          None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees                                      0.65%                         0.65%
Distribution (12b-1) Fees*                           None                          0.25%
Other Expenses                                       0.85%                         0.85%
                                                 --------                       --------
Total Annual Fund Operating Expenses                 1.50%                         1.75%
                                                 ========                       ========
Expense Reimbursement/Waiver                        (0.05%)                       (0.05%)
                                                 ========                       ========
Net Expenses**                                       1.45%                         1.70%
                                                 ========                       ========

Examples
1 Year                                           $153                  $178
3 Years                                          $474                  $551

     *The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolios' Distribution Plans. Pursuant to each Portfolio's Distribution Plan, the Directors may increase the 12b-1 fees to 0.40% of average net assets without shareholder approval. As a result of the 12b-1 fees, long-term shareholders of the Financial Intermediary Class may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

     **Reflects the Manager's contractual obligation to limit Portfolio expenses through March 31, 2000.

     "Other expenses" are based on annualized actual expenses for the one year period (or since inception, if shorter) ended March 31, 1999 for the Western Asset Limited Duration Portfolio, Western Asset Intermediate Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, LM Value Institutional Portfolio and Brandywine SmallCap Value Portfolio. "Other Expenses" for the other Portfolios are based on estimated amounts for the current fiscal year.

   MANAGEMENT OF THE PORTFOLIOS

General

LMIFA I and LMIFA II are open-end management investment companies comprised of a variety of separate investment portfolios. LMIFA I was incorporated in Maryland on May 16, 1990. LMIFA II was incorporated in Maryland on January 13, 1998.


Board of Directors

The business affairs of LMIFA I and LMIFAII are managed under the direction of a Board of Directors for each corporation, and the Directors of each corporation are responsible for generally overseeing the conduct of the relevant Portfolio's business. Information about the Directors and executive officers may be found in the relevent SAI.

Each Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a continuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.


Manager, Advisers and Portfolio Managers

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following annual rates (shown prior to any waivers or reimbursements):

                                                                                  Annual Percentage of
                  Portfolio                                                        Average Net Assets
                  ---------                                                        ------------------
                  Western Asset Money Market Portfolio                                    0.20%
                  Western Asset Government Money Market Portfolio                         0.20%
                  Western Asset Limited Duration Portfolio                                0.35%
                  Western Asset Intermediate Portfolio                                    0.40%
                  Western Asset Intermediate Plus Portfolio                               0.40%
                  Western Asset Core Portfolio                                            0.45%
                  Western Asset Core Plus Portfolio                                       0.45%
                  Western Asset High Yield Portfolio                                      0.55%
                  Western Asset Non-U.S. Fixed Income Portfolio                           0.45%
                  Western Asset Global Strategic Income Portfolio                         0.45%
                  Western Asset Enhanced Equity Portfolio                                 0.55%
                  LM Value Institutional Portfolio                                        0.60%
                  LM Special Investment Institutional Portfolio                           0.60%
                  LM Total Return Institutional Portfolio                                 0.60%
                  Brandywine Small Cap Value Portfolio                                    0.65%
                  Batterymarch International Equity Portfolio                             0.65%
                  Batterymarch Emerging Markets Portfolio                                 0.65%

The Manager is a Maryland corporation formed on February 20, 1998 and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers.

The Manager pays a Portfolio's Adviser a monthly fee based on the average net assets of the Portfolio at the following annual rates:

            Portfolio                                                Advisers                    Adviser Fee
            ---------                                                --------                    -----------
            Western Asset Money Market Portfolio                     Western Asset                  0.15%
            Western Asset Government Money Market Portfolio          Western Asset                  0.15%
            Western Asset Limited Duration Portfolio                 Western Asset                  0.30%
            Western Asset Intermediate Portfolio                     Western Asset                  0.35%
            Western Asset Intermediate Plus Portfolio                Western Asset/WAGM             0.35%
            Western Asset Core Portfolio                             Western Asset                  0.40%
            Western Asset Core Plus Portfolio                        Western Asset/WAGM             0.40%
            Western Asset High Yield Portfolio                       Western Asset                  0.50%
            Western Asset Non-U.S. Fixed Income Portfolio            WAGM                           0.40%
            Western Asset Global Strategic Income Portfolio          Western Asset/WAGM             0.40%
            Western Asset Enhanced Equity Portfolio                  Western Asset                  0.50%
            LM Value Institutional Portfolio                         LMFA                           0.55%
            LM Special Investment Institutional Portfolio            LMFA                           0.55%
            LM Total Return Institutional Portfolio                  LMFA                           0.55%
            Brandywine Small Cap Value Portfolio                     Brandywine                     0.60%
            Batterymarch International Equity Portfolio              Batterymarch                   0.60%
            Batterymarch Emerging Markets Portfolio                  Batterymarch                   0.60%

LMFA. LMFA, founded in 1982, acts as adviser or manager to eighteen investment company portfolios which had aggregate assets under management of approximately $14 billion as of March 31, 1999. LMFA's address is 100 Light Street, Baltimore, Maryland 21202. LMFA is a subsidiary of Legg Mason, Inc.

Brandywine. Brandywine, established in 1986 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Brandywine were approximately $7 billion as of March 31, 1999. The address of Brandywine is Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801.

Batterymarch. Batterymarch, founded in 1969 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.5 billion as of March 31, 1999. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.

Western Asset. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Western Asset were approximately $49 billion as of March 31, 1999. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, CA 91105.

WAGM. WAGM, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by WAGM were approximately $3 billion as of March 31, 1999. The address of WAGM is 155 Bishopsgate, London, England.


Expense Limitations

As reflected in the tables contained in the Fees and Expenses section, the Manager has, until March 31, 2000, contractually agreed to waive its fees and/or reimburse each Portfolio in any month to the extent a Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, 12b-1 fees, brokerage and extraordinary expenses) for any class exceed during that month the annual rate set forth in the applicable table under the heading "Net Expenses". Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause a Portfolio's expenses to exceed the limit, if any, agreed to by the Manager at that time.

Portfolio Managers

The names and business experience for each portfolio manager for the past five years are set forth in the following chart.

                                                             MANAGER AND BUSINESS EXPERIENCE
              PORTFOLIO                                              (PAST FIVE YEARS)

LM Value Institutional Portfolio               William H. Miller, III is a portfolio manager and President of LMFA. Mr. Miller has been employed by LMFA as a portfolio manager since 1982.

------------------------------------------------------------------------------------------------------------------------------------
LM Special Investment Institutional Portfolio  William H. Miller, III (see above)

------------------------------------------------------------------------------------------------------------------------------------
LM Total Return Institutional Portfolio        Nancy T. Dennin is a portfolio manager and Senior Vice President of LMFA. Ms. Dennin has been employed by LMFA since 1985 and has served as a portfolio manager or co-
                                               manager for over six years.
------------------------------------------------------------------------------------------------------------------------------------
Brandywine Small Cap Value Portfolio           Henry F. Otto is a senior portfolio manager at Brandywine. Mr. Otto has been employed by Brandywine as a portfolio manager and analyst since 1987. Steven M. Tonkovich is a portfolio manager and analyst at Brandywine. Mr. Tonkovich has been employed by
                                               Brandywine as a portfolio manager and analyst since 1989.
------------------------------------------------------------------------------------------------------------------------------------

Neither Western Asset, nor WAGM nor Batterymarch employs individual portfolio managers to determine the investments of a Portfolio. Instead, the day-to-day management of the various Portfolios' investments will be the responsibility of the Western Asset investment strategy group, the WAGM investment strategy group, the Batterymarch emerging markets team, or the Batterymarch developed markets
(EAFE) team, as the case may be.


Distributors

Legg Mason Wood Walker, Incorporated ("LMWW") is the distributor of each Portfolio's shares. LMWW pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

Arroyo Seco, Inc. ("Arroyo Seco"), a wholly owned subsidiary of Western Asset, is also authorized to offer the shares of the LMIFA I Portfolios for sale to its customers. The Portfolios make no payments to Arroyo Seco in connection with the offer or sale of their shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Portfolios' shares.


Portfolio Transactions

Each Portfolio's Adviser places all orders for the purchase and sale of portfolio investments with brokers or dealers selected by it in its discretion. It will seek the best price and execution of each Portfolio's orders. However, the Adviser may pay higher commission rates than the lowest available when it believes it is reasonable to do so in light of the value of brokerage and research services provided by the broker effecting the transaction. The Adviser may also consider sales of shares of the Portfolio (or other portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions. The Portfolios may use LMWW, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. To the extent the Portfolio and such other clients purchase the same security, transactions in such security will be allocated among the Portfolio and such other clients in a manner considered fair and reasonable by the Adviser.

Expenses

Each Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).


   PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.


Initial Investment

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to LM Institutional Advisors, Inc. at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. The Portfolios have established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in assets and invest in the aggregate at least $1 million in the Portfolios. For Financial Intermediary Class shares, investors must have at least $30 million in assets and invest in the aggregate at least $1 million in the Portfolios. The Portfolios reserve the right to revise the minimum investment requirement and may waive it at their sole discretion.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:30 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Purchases of shares of the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio may ONLY be made by federal funds wire. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
ABA #011-000-028
DDA#99046096
LM Institutional Fund Advisors [insert name of Portfolio]
[Insert your account name and number]

The wire should state that the funds are for the purchase of shares of a specific Portfolio and include the account name and number. With respect to Portfolios whose policy is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the relevant Portfolio, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. (See "Net Asset Value" below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares. As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.


Additional Investments

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.


Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and LMWW reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.


Retirement Plans

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans, 403(b) plans and Individual Retirement Accounts ("IRAs"). The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

                         LM Institutional Advisors, Inc.
                                 P.O. Box 17635
                         Baltimore, Maryland 21297-1635



--------------------------------------------------------------------------------
  DISTRIBUTION PLANS

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, LMWW, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plans are currently limited to 0.25% (or 0.10% in the case of the Western Asset Government Money Market Portfolio and the Western Asset Money Market Portfolio) of average daily net assets. For more information regarding the Plans and their terms, see the SAI for each of LMIFA I and LMIFA II.



--------------------------------------------------------------------------------
   REDEMPTION OF SHARES

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to LM Institutional Advisors, Inc. at P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling the Portfolio at 1-888-425-6432; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify the Portfolio at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. With respect to telephone redemptions or transfers, the Transfer Agent will process orders based on instructions from a shareholder, or any person claiming to act as his or her representative, who can provide it with his or her account registration and address as it appears on its records. The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:30 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

     1) The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

     2) The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

     3) Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

     4) The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in kind at the discretion of the Portfolio. Shareholders who receive a redemption in kind may incur costs to dispose of such securities.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact the Portfolio by calling 1-888-425-6432.

Any Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.



--------------------------------------------------------------------------------
   EXCHANGE PRIVILEGE

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios, provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the Portfolios are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege without notice to the extent permitted by applicable law, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Portfolio at 1-888-425-6432.


--------------------------------------------------------------------------------
   NET ASSET VALUE

Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Portfolio's liabilities attributable to a given class of shares from its total assets attributable to the class and dividing the result by the number of shares of that class outstanding. Net asset value will not be determined on days on which the Exchange is closed.

Except for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the mean between representative bid and asked prices obtained from a quotation reporting system. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the Exchange which will not be reflected in the computation of the net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction.

The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio each attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation as permitted by SEC Rule 2a-7. Neither Portfolio can guarantee that the net asset value will always remain at $1.00 per share.



--------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The LMIFA I Portfolios (other than the Western Asset Money Market and Western Asset Government Money Market Portfolios), the LM Value Institutional Portfolio and the LM Total Return Institutional Portfolio declare and pay dividends quarterly out of their net investment income, if available, for that quarter. The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of 12:00 noon, Eastern Time, that day, substantially all of their net investment income since the prior business day's dividend. The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio pay dividends monthly. All other Portfolios declare and pay dividends annually out of their net investment income, if available, for that year. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

     1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

     2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

     3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

     4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the Western Money Market Portfolio and the Western Asset Government Money Market Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, to the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the Portfolio in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

--------------------------------------------------------------------------------
   TAX INFORMATION

Each Portfolio intends to qualify or continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than IRAs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable as long-term capital gain.

Special tax rules apply to investments through defined contributions plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased.

If at the end of a Portfolio's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Taxpayer Relief Act of 1997).

A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code of 1986 (the "Code") could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. A Portfolio may make an election to mark the gains (and to a limited extent losses) in such investments "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Portfolio's taxable year.

Early each year, each Portfolio will notify its shareholders of the amount and tax status of distributions paid during that year.

The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of this investment on their particular tax situation (including possible liability for state and local taxes).

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's recent financial performance for the past five years or, if shorter, since the inception of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. This information has been derived from the financial statements of LMIFA I and LMIFA II, which have been audited by PricewaterhouseCoopers LLP and Ernst & Young LLP, respectively. Their reports and the Portfolios' financial statements are included in the Portfolios' annual reports to shareholders, which are available upon request.

--------------------------------------------------------------------------------
 Western Asset Core Portfolio
Financial Highlights(A)

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

                                                         For the
                                            For the    Nine Months                      For the
                                          Year Ended      Ended                  Years Ended June 30,
                                           March 31,    March 31,  -----------------------------------------------
                                             1999        1998(B)       1997         1996        1995          1994
                                             ----        ------        ----         ----        ----          ----
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of period       $ 11.59      $ 11.28       $ 11.05     $ 11.22      $ 10.50      $ 11.66
                                          --------     --------      --------    --------     --------     --------
Net investment income(C)                      0.64         0.49          0.70        0.67         0.69         0.57
Net realized and unrealized gain (loss)
   on investments, options and futures       (0.01)        0.49          0.19       (0.14)        0.72        (0.63)
                                          --------     --------      --------    --------     --------     --------
Total from investment operations              0.63         0.98          0.89        0.53         1.41        (0.06)
Distributions to shareholders from:
   Net investment income                     (0.65)       (0.53)        (0.65)      (0.66)       (0.69)       (0.61)
   Net realized gain on investments          (0.56)       (0.14)        (0.01)      (0.04)          --        (0.49)
                                          --------     --------      --------    --------     --------     --------
 Total distributions                         (1.21)       (0.67)        (0.66)      (0.70)       (0.69)       (1.10)
                                          --------     --------      --------    --------     --------     --------
 Net asset value, end of period            $ 11.01      $ 11.59       $ 11.28     $ 11.05      $ 11.22      $ 10.50
                                          ========     ========      ========    ========     ========     ========
 Total return(C)                              5.61%       8.91%(D)       8.27%       4.86%       14.12%       (0.89)%

RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
   Expenses(C)                                0.50%        0.50%(E)      0.50%       0.50%        0.50%        0.50%
   Net investment income(C)                    5.7%         6.0%(E)       6.4%        6.3%         7.0%         6.0%
 Portfolio turnover rate                     484.3%       226.9%(E)     384.8%      266.0%       257.9%       272.5%
Net assets, end of period (in thousands)  $685,489     $617,676      $508,353    $453,699     $336,774     $205,959

---------------------
(A) All per share figures reflect the 10 for 1 stock split effective May 29, 1998.
(B) The year end for the Western Asset Core Portfolio has been changed from June 30 to March 31.
(C) Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.50% for the year ended March 31, 1999 and the nine months ended March 31, 1998, and 0.50%, 0.53%, 0.53% and 0.58% for the years ended June 30, 1997, 1996, 1995 and 1994, respectively.
(D) Not annualized
(E) Annualized

 Western Asset Core Plus Portfolio
Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding through the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

                                                           July 8, 1998(A)
                                                                to
                                                          March 31, 1999

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $ 10.00
                                                               --------
Net investment income(B)                                           0.34
Net realized and unrealized gain (loss) on investments,
  options, futures and foreign currency transactions              (0.08)
                                                               --------

Total from investment operations                                   0.26
                                                               --------

Distributions to shareholders from:
   Net investment income                                          (0.22)
   Net realized gain on investments                               (0.07)
                                                               --------

Total distributions                                               (0.29)
                                                               --------

Net asset value, end of period                                   $ 9.97
                                                               ========

Total return(B)                                                    2.58%(C)

RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
   Expenses(B)                                                     0.50%(D)
   Net investment income(B)                                         5.4%(D)
Portfolio turnover rate                                           565.7%(D)
Net assets, end of period (in thousands)                       $119,646
---------------------
(A) Commencement of operations
(B) Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.65% for the period ended March 31, 199.
(C) Not annualized
(D) Annualized

Western Asset Intermediate Portfolio
Financial Highlights(A)

Contained below is per share operating performance data for a share of common stock outstanding through the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

                                                                                                          Financial
                                                             Institutional Class                     Intermediary Class
                                         ----------------------------------------------------------- -----------------
                                          For the     For the Nine                                     For the Period
                                        Year Ended    Months Ended            For the Years                 Ended
                                         March 31,      March 31,            Ended June 30,               March 31,
                                                                      ------------------------------
                                           1999           1998(F)      1997         1996      1995           1999(G)
                                           ------------------- ---------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of period       $ 10.85      $ 10.72       $ 10.48     $ 10.74      $ 10.00      $10.60
                                          --------     --------      --------    --------     --------    --------
Net investment income                         0.58(B)      0.46(B)       0.55(B)     0.54(B)      0.39(B)     0.12(C)
Net realized and unrealized
   gain (loss) on investments,
   options and futures                        0.06         0.23          0.30       (0.01)        0.60       (0.11)
                                          --------     --------      --------    --------     --------    --------
Total from investment operations              0.64         0.69          0.85        0.53         0.99        0.01
                                          --------     --------      --------    --------     --------    --------
Distributions to shareholders from:
   Net investment income                     (0.57)       (0.46)        (0.54)      (0.54)       (0.24)         --
   Net realized gain on investments          (0.30)       (0.10)        (0.07)      (0.25)       (0.01)         --
                                          --------     --------      --------    --------     --------    --------
Total distributions                          (0.87)       (0.56)        (0.61)      (0.79)       (0.25)         --
                                          --------     --------      --------    --------     --------    --------
Net asset value, end of period             $ 10.62      $ 10.85       $ 10.72     $ 10.48      $ 10.74      $10.61
                                          ========     ========      ========    ========     ========    ========

Total return                                  6.01%        6.59%(D)      8.32%       5.15%       10.08%       0.09%(D)

RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
   Expenses                                   0.45%(B)     0.45%(B,E)    0.45%(B)    0.50%(B)     0.50%(B)    0.70%(C,E)
   Net investment income                       5.5%(B)      5.8%(B,E)     6.3%(B)     6.3%(B)      6.1%(B)     5.2%(C,E)
Portfolio turnover rate                      389.6%       401.4%(E)     419.3%      841.3%       764.5%      389.6%(E)

Net assets, end of period
   (in thousands)                         $314,534     $293,531      $224,497     $66,079      $20,313      $3,792

---------------------
(A) All per share figures for the Institutional Class reflect the 10 for 1 stock split effective May 29, 1998.
(B) Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50% until August 5, 1996 and 0.45% thereafter. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.48% for the year ended March 31, 1999, 0.52% for the nine months ended March 31, 1998, and 0.55%, 1.03% and 1.60% for the years ended June 30, 1997, 1996 and 1995, respectively.
(C) Net of advisory fees waived pursuant to a voluntary expense limitation of 0.70%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.73% for the period January 7, 1999 (commencement of operations) to March 31, 1999.
(D) Not annualized
(E) Annualized
(F) The year end for the Western Asset Intermediate Portfolio has been changed from June 30 to March 31.
(G) For the period January 7, 1999 (commencement of operations) to March 31,
    1999

 Western Asset Limited Duration Portfolio
Financial Highlights(A)

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

                                                  For the            For the             For the       May 1, 1996(C)
                                                Year Ended     Nine Months Ended       Year Ended           to
                                              March 31, 1999     March 31, 1998(B)    June 30, 1997    June 30, 1996
                                              --------------     --------------       -------------    -------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period               $ 10.27             $ 10.24           $ 10.08         $ 10.00
                                                  --------            --------          --------         -------
Net investment income(D)                              0.69                0.43              0.60            0.09
Net realized and unrealized gain (loss) on
  investments, options and futures                   (0.19)               0.11              0.13           (0.01)
                                                  --------            --------          --------         -------
Total from investment operations                      0.50                0.54              0.73            0.08
                                                  --------            --------          --------         -------
Distributions to shareholders from:
   Net investment income                             (0.64)              (0.47)            (0.53)             --
   Net realized gain on investments                  (0.19)              (0.04)            (0.04)             --
                                                  --------            --------          --------         -------
Total distributions                                  (0.83)              (0.51)            (0.57)             --
                                                  --------            --------          --------         -------
Net asset value, end of period                      $ 9.94             $ 10.27           $ 10.24         $ 10.08
                                                  ========            ========          ========         =======
Total return(D)                                       4.96%               5.42%(E)          7.42%           0.76%(E)

RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
   Expenses(D)                                        0.40%               0.40%(F)          0.41%           0.50%(F)
   Net investment income(D)                            6.1%                5.8%(F)           6.2%            5.6%(F)

Portfolio turnover rate                              321.3%              373.0%(F)         435.5%        1,042%(F)

Net assets, end of period (in thousands)           $26,101             $50,371           $26,537         $16,110

---------------------
(A) All per share figures reflect the 10 for 1 stock split effective May 29, 1998.
(B) The year end for the Western Asset Limited Duration Portfolio has been changed from June 30 to March 31.
(C) Commencement of operations
(D) Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50% until August 31, 1996, and 0.40% thereafter. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.75% for the year ended March 31, 1999, 0.95% for the nine months ended March 31, 1998, 1.21% for the year ended June 30, 1997, and 0.80% for the period ended June 30, 1996.
(E) Not annualized
(F) Annualized

 Western Asset Non-U.S. Fixed Income Portfolio
Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding through the period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

                                                             July 15, 1998(A)
                                                                   to
                                                             March 31, 1999

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $ 10.00
                                                               --------
Net investment income(B)                                           0.30
Net realized and unrealized gain (loss) on investments,
  futures, foreign currency transactions and assets and
  liabilities denominated in foreign currencies                    0.31
                                                               --------
Total from investment operations                                   0.61
                                                               --------
Distributions to shareholders from:
   Net investment income                                          (0.20)
   Net realized gain on investments                               (0.20)
                                                               --------
Total distributions                                               (0.40)
                                                               --------
Net asset value, end of period                                  $ 10.21
                                                               ========
Total return(B)                                                    5.81%(C)

RATIO/SUPPLEMENTAL DATA:
Ratios to average net assets:
   Expenses(B)                                                     0.55%(D)
   Net investment income(B)                                         4.1%(D)

Portfolio turnover rate                                           388.0%(D)

Net assets, end of period (in thousands)                       $ 65,358

---------------------
(A) Commencement of operations
(B) Net of advisory fees waived pursuant to a voluntary expense limit of 0.55%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.85% for the period ended March 31, 1999.
(C) Not annualized
(D) Annualized

 LM Value Institutional Portfolio
Financial Highlights

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                   Institutional Class         Financial Intermediary Class
                                                   September 22, 1998(A)             October 22, 1998(A)
                                                           to                               to
                                                     March 31, 1999                    March 31,1999
                                                     --------------                    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $10.00                            $10.71
Net investment income                                      0.04(B)                           0.03(C)
Net realized and unrealized gain
 on investments                                            5.83                              5.14
                                                        -------                           -------

Total from investment operations                           5.87                              5.17
                                                        -------                           -------
Distributions to shareholders from
 net investment income                                    (0.02)                            (0.02)
                                                        -------                           -------

Net asset value, end of period                           $15.85                            $15.86
                                                        -------                           -------
Total return                                              58.81%(D)                         48.32%(D)

RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets
   Expenses                                                0.75%(B,E)                        1.00%(C,E)
   Net investment income                                   0.84%(B,E)                        0.43%(C,E)

Portfolio turnover rate                                    28.6%(E)                          28.6%(E)

Net assets, end of period
 (in thousands)                                        $115,798                           $18,751

---------------------
(A) Commencement of operations.
(B) Net of fees waived and reimbursements made by LMIA in excess of a voluntary expense limitation of .75% until July 31, 1999. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 1.08%.
(C) Net of fees waived and reimbursements made by LMIA in excess of a voluntary expense limitation of 1.00% until July 31, 1999. If no fees had been waived by LMIA, the annualized ratio of expenses to average daily net assets for the period would have been 1.33%.
(D) Not annualized
(E) Annualized

Brandywine Small Cap Value Portfolio
Financial Highlights

Contained below is per share operating data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                            August 17, 1998(A)
                                                                  to
                                                            March 31, 1999
                                                            --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $10.00
Net investment income(B)                                          0.04
Net realized and unrealized gain (loss) on investments           (1.47)
                                                                ------
Total from investment operations                                 (1.43)
                                                                ------
Distributions to shareholders from net investment income         (0.02)
                                                               ------
Net asset value, end of period                                  $ 8.55
                                                                ======
Total Return                                                    (14.38%)(C)

RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
   Expenses(B)                                                    0.85%(D)
   Net investment income(B)                                       0.71%(D)

Portfolio turnover rate                                          45.05%(D)

Net assets, end of period                                   $1,945,597
-------------------------------
(A) Commencement of operations
(B) Net of fees waived by LMIA and expenses reimbursed pursuant to a voluntary expense limitation of 0.85% until July 31, 1999. If no fees had been waived and reimbursed by LMIA, the annualized ratio of expenses to average daily net asset for the period would have been 6.47%.
(C) Not annualized
(D) Annualized

APPENDIX A: PRIOR PERFORMANCE OF LMIFA II'S ADVISERS' OTHER ACCOUNTS

The LM Value Institutional Portfolio and the Brandywine Small Cap Value Portfolio have performance results only for the period from September 22, 1998, and August 17, 1998, respectively, to June 30, 1999. The other four Portfolios of LMIFA II have not yet commenced operations and have no performance record of their own. However, the Advisers of LMIFA II have managed other client accounts that have investment objectives and policies that are similar, but not necessarily identical, to those of the Portfolios that they manage. Representative investment performance for these accounts is stated below. The investment performance is shown on an annual total return basis, with returns for periods of less than one year not annualized, and on an average annual total return basis. The performance information is provided through June 30, 1999.

The prior performance information shown is in two categories and reflects the performance of either: (1) composites of certain of the Adviser's separately managed accounts and (2) SEC-registered, open-end investment companies. In each case, the account or accounts have investment objectives and policies substantially similar (although not necessarily identical) to those of the relevant Portfolio and were managed throughout the periods shown using investment styles and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio. To the extent a composite of accounts is shown, the composite includes all of the fully-discretionary, fee-paying accounts managed by such Adviser during the periods shown using investment objectives, policies and strategies substantially similar (although not necessarily identical) to those of the relevant Portfolio.

The performance information for composites has been adjusted to give effect to the Portfolios' estimated fees and expenses, before waivers and reimbursements, for the Financial Intermediary Class shares as shown in the tables beginning on page 20. The performance information for composites assumes reinvestment of all dividends and proceeds from capital transactions and has been prepared in accordance with the Performance Presentation Standards established by the Association for Investment Management and Research ("AIMR standards"), except for the deduction of estimated fees and expenses as noted above. The performance results would be more favorable if they had been adjusted for estimated fees and expenses of the Institutional Class shares of the Portfolios. Accounts included in composites are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on each of the Portfolios by the Investment Company Act of 1940 (the "1940 Act") or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations.

Performance for SEC-registered, open-end investment companies is calculated using the SEC's standardized total return formula, which is based upon the change in value of an assumed initial investment of $1,000 from the beginning through the end of a period and assumes reinvestment of all dividends and other distributions. For periods of more than one year, the result is then annualized and expressed as a percentage of the initial investment, and includes the effect of operating expenses, including advisory fees. Information about the investment objectives, policies, expenses and net assets of each of the investment companies follows the performance information.

The method for calculating performance for the composites produces a different result than if the performance were calculated using the SEC's method for calculating the total return of an open-end investment company.

A Portfolio's expenses, timing of purchases and sales of portfolio securities, timing and availability of cash flows, cash positions (which are typically greater for open-end investment companies than for separate accounts), and brokerage commissions are some of the factors that might cause performance results of the Portfolio to vary from that of the composites and/or investment companies shown. In particular, the large infusions of cash that are typically associated with the commencement of operations of new mutual funds such as the Portfolios, as well as differences in the amount of assets held by the Portfolios as opposed to the accounts and/or investment companies shown below, can affect the ability and the manner in which security positions are accumulated or liquidated, and thus may cause a Portfolio's performance to vary from that of the composites and/or investment companies shown below.

As noted above, the investment objectives, policies, styles and strategies of each Portfolio are not necessarily identical to those of the relevant composites and/or investment companies shown below. Again, for these and other reasons, the performance of the Portfolios will vary from that of the composites and/or investment companies.

Prior Performance of Accounts Similar to the LM Value Institutional Portfolio.

The investment performance for the period from July 1, 1989 to June 30, 1999 of all accounts managed by LMFA and Legg Mason Capital Management, Inc. ("LMCM"), an affiliate of LMFA that shares investment personnel with LMFA, that are substantially similar to the Porfolio is shown below. The benchmark index to which the accounts are compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance because, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.


--------------------------------------------------------------------------------
                               Yearly Total Return

 Year Ended June 30,          Account Performance (%)    S&P 500 Performance (%)
--------------------------------------------------------------------------------
      1999                             42.41                    22.77
      1998                             39.39                    30.16
      1997                             53.32                    34.71
      1996                             29.69                    26.00
      1995                             28.64                    26.07
      1994                              5.72                     1.41
      1993                             14.94                    13.63
      1992                             19.53                    13.41
      1991                             -4.32                     7.39
      1990                              5.74                    16.49


--------------------------------------------------------------------------------
                            Average Annual Total Return

Period Ended June 30,         Account Performance (%)    S&P 500 Performance (%)
--------------------------------------------------------------------------------
         1 Year                        42.41                   22.77
         3 Year                        44.92                   29.12
         5 Year                        38.40                   27.87
        10 Year                        22.26                   18.78

The number of accounts included in the composite has ranged from 1 to 12 over the relevant period and the aggregate assets of the accounts has ranged from $637 million to $12.4 billion over the period. One of the accounts included in the composite is a registered investment company. In addition, all of the fully discretionary accounts of LMCM with assets greater than $25 million are included in the composite after a period of three months and after the account becomes fully invested. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

The investment performance for the period from July 1, 1989 to June 30, 1999 for the Primary Class shares of the Legg Mason Value Trust ("Value Trust"), which has been advised by LMFA since its inception, is shown below.


--------------------------------------------------------------------------------
                                Yearly Total Return

 Year Ended June 30,          Account Performance (%)    S&P 500 Performance (%)
--------------------------------------------------------------------------------
      1999                             41.65                   22.77
      1998                             38.48                   30.16
      1997                             52.16                   34.71
      1996                             28.64                   26.00
      1995                             27.59                   26.07
      1994                              4.86                    1.41
      1993                             13.95                   13.63
      1992                             18.48                   13.41
      1991                             -5.20                    7.39
      1990                              4.80                   16.49


--------------------------------------------------------------------------------
                             Average Annual Returns

Period Ended June 30,         Account Performance (%)    S&P 500 Performance (%)
--------------------------------------------------------------------------------
         1 Year                        41.65                   22.77
         3 Year                        43.98                   29.12
         5 Year                        37.41                   27.87
        10 Year                        21.29                   18.78

Value Trust, which commenced operations on April 16, 1982, is a diversified open-end investment company. Value Trust's investment objective is long-term growth of capital. Value Trust invests primarily in equity securities that, in the Adviser's opinion, offer the potential for capital growth. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. Value Trust generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

Value Trust may also invest in debt securities of companies having one or more of the above characteristics. Value Trust may invest up to 25% of its net assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade.

For temporary purposes, or when cash is temporarily available, Value Trust may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities.

As of June 30, 1999, Value Trust had approximately $11.9 billion in assets. For its fiscal year ended March 31, 1999, the Primary Class shares of Value Trust had a total expense ratio of 1.69%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS BEEN IN OPERATION ONLY SINCE SEPTEMBER 22, 1998. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.


Prior Performance of a Registered Investment Company Similar to the LM Special Investment Institutional Portfolio.

The investment performance for the period from July 1, 1989 to June 30, 1999 for the Primary Class shares the Legg Mason Special Investment Trust ("Special Investment Trust") is shown below. LMFA has served as the Adviser of the Special Investment Trust since its inception. The benchmark index to which Special Investment Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Special Investment Trust's performance since, unlike the performance of Special Investment Trust, the Index's performance has not been adjusted for any fees or expenses.


--------------------------------------------------------------------------------
                           Yearly Total Return

 Year Ended June 30,      Account Performance (%)     S&P 500 Performance (%)
--------------------------------------------------------------------------------
      1999                         27.18                       22.77
      1998                         22.29                       30.16
      1997                         22.52                       34.17
      1996                         25.89                       26.00
      1995                          8.85                       26.07
      1994                          4.97                        1.41
      1993                         25.72                       13.63
      1992                         12.34                       13.41
      1991                         14.37                        7.39
      1990                         10.96                       16.49



--------------------------------------------------------------------------------
                        Average Annual Total Return

Period Ended June 30,     Account Performance (%)     S&P 500 Performance (%)
--------------------------------------------------------------------------------
         1 Year                    27.18                       22.77
         3 Year                    23.98                       29.12
         5 Year                    21.16                       27.87
        10 Year                    17.25                       18.78

Special Investment Trust, which commenced operations on December 30, 1985, is a diversified open-end investment company. Special Investment Trust's investment objective is capital appreciation. Special Investment Trust invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalizations are typically classified as small to mid-sized. The Adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are securities undergoing unusual or possibly one-time developments that, in the opinion of the Adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

Special Investment Trust's Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

Special Investment Trust also invests in debt securities of companies having one or more of the above characteristics. Special Investment Trust may invest up to 35% of its net assets in debt securities rated below investment grade. Special Investment Trust may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

For temporary defensive purposes, or when cash is temporarily available, Special Investment Trust may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities.

As of June 30, 1999, Special Investment Trust had approximately $2.1 billion in assets. For its fiscal year ended March 31, 1999, the Primary Class shares of Special Investment Trust had a total expense ratio of 1.84%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.


Prior Performance of a Registered Investment Company Similar to the LM Total Return Institutional Portfolio.

The investment performance for the period from July 1, 1989 to June 30, 1999 for the Primary Class shares the Legg Mason Total Return Trust, Inc. ("Total Return Trust") is shown below. LMFA serves as Adviser to the Total Return Trust. The benchmark index to which Total Return Trust is compared is the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the performance of 500 companies selected by S&P. Although used as a benchmark, the Index's performance may not be comparable to Total Return Trust's performance since, unlike the performance of Total Return Trust, the Index's performance has not been adjusted for any fees or expenses.


--------------------------------------------------------------------------------
                          Yearly Total Return

 Year Ended June 30,    Account Performance (%)     S&P 500 Performance (%)
--------------------------------------------------------------------------------
      1999                        3.45                       22.77
      1998                       23.31                       30.16
      1997                       38.14                       34.71
      1996                       23.28                       26.00
      1995                       11.83                       26.07
      1994                        4.69                        1.41
      1993                       14.66                       13.63
      1992                       25.09                       13.41
      1991                        2.45                        7.39
      1990                       -0.84                       16.49

--------------------------------------------------------------------------------
                      Average Annual Total Return

Period Ended June 30,   Account Performance (%)     S&P 500 Performance (%)
--------------------------------------------------------------------------------
         1 Year                   3.45                       22.77
         3 Year                  20.78                       29.12
         5 Year                  19.43                       27.87
        10 Year                  14.00                       18.78

Total Return Trust, which commenced operations on November 21, 1985, is a diversified open-end investment company. Total Return Trust's investment objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Total Return Trust invests primarily in securities that, in the Adviser's opinion, offer the potential for long-term capital growth and attractive current income. Total Return Trust invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. Total Return Trust may invest in securities that do not pay current income but do, in the Adviser's opinion, offer prospects for capital appreciation and/or future income. The Adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Adviser's assessment of their intrinsic value. Intrinsic value, according to the Adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The Total Return Trust may invest in companies of any size.

Total Return Trust may invest in money market securities for temporary defensive purposes or when cash is temporarily available. Consistent with the investment objective, Total Return Trust may also invest in debt securities when the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. Total Return Trust may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade.

As of June 30, 1999, Total Return Trust had approximately $631 million in assets. For its fiscal year ended March 31, 1999, the Primary Class shares of Total Return Trust had a total expense ratio of 1.87%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of Accounts Similar to the Brandywine Small Cap Value
Portfolio.

The investment performance for the period from July 1, 1989 to June 30, 1999 of all accounts managed by Brandywine that are substantially similar to the Portfolio is shown below. The benchmark index to which the accounts are compared is the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index representing the performance of the 2000 smallest of the 3000 largest U.S.-domiciled corporations with lower price-to-book ratios and lower forecasted growth values. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.


--------------------------------------------------------------------------------
                         Yearly Total Return
                                                                Russell 2000
 Year Ended June 30,     Account Performance (%)          Value Performance (%)
--------------------------------------------------------------------------------
      1999                        -4.17                             -5.70
      1998                        23.28                             19.90
      1997                        32.88                             28.25
      1996                        19.43                             21.12
      1995                        17.11                             14.63
      1994                         6.48                              7.60
      1993                        22.77                             30.83
      1992                        18.25                             20.35
      1991                        13.43                              1.93
      1990                        -2.63                             -2.55


--------------------------------------------------------------------------------
                       Average Annual Total Return
                                                              Russell 2000
Period Ended June 30,    Account Performance (%)          Value Performance (%)
--------------------------------------------------------------------------------
         1 Year                   -4.17                             -5.70
         3 Year                   16.22                             13.18
         5 Year                   17.03                             15.02
        10 Year                   14.13                             12.98

The number of accounts included in the composite has ranged from 2 to 21 over the relevant period and the aggregate assets of the accounts has ranged from $56 million to $2 billion over the period. One of the accounts included in the composite is a registered open-end investment company. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. In addition, the accounts included in the composite have invested in so-called "micro" cap stocks to a greater extent than the Portfolio is likely to. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS BEEN IN OPERATION ONLY SINCE AUGUST 17, 1998. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

Prior Performance of Accounts Similar to the Batterymarch International Equity Portfolio.

The investment performance for the period from July 1, 1989 to June 30, 1999 of all accounts managed by Batterymarch that are substantially similar to the Portfolio is shown below. The benchmark index to which the accounts are compared is the MSCI Europe Australia & Far East Index ("MSCI EAFE"). The MSCI EAFE is an unmanaged index representing the performance of share prices of approximately 1100 companies listed on stock exchanges around the world. Twenty countries are included in the Index. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.


--------------------------------------------------------------------------------
                          Yearly Total Return

 Year Ended June 30,    Account Performance (%)       MSCI EAFE Performance (%)
--------------------------------------------------------------------------------
      1999                       -5.93                           7.92
      1998                       11.72                           6.38
      1997                       18.51                          13.16
      1996                       14.24                          13.62
      1995                        1.20                           1.95
      1994                       17.32                          17.30
      1993                        6.60                          20.70
      1992                        8.26                          -0.31
      1991                      -15.96                         -11.23
      1990                       25.04                           3.53


--------------------------------------------------------------------------------
                      Average Annual Total Return

Period Ended June 30,    Account Performance (%)       MSCI EAFE Performance (%)
--------------------------------------------------------------------------------
         1 Year                  -5.93                           7.92
         3 Year                   7.59                           9.12
         5 Year                   7.57                           8.52
        10 Year                   7.44                           6.92

The number of accounts included in the composite has ranged from 4 to 11 over the relevant period and the aggregate assets of the accounts has ranged from $705 million to $1.4 billion over the period. One of the accounts included in the composite is a registered investment company. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

The investment performance for the period from February 17, 1995 to June 30, 1999 for the Primary Class shares the Legg Mason International Equity Trust ("International Equity Trust"), which has been advised by Batterymarch since its inception, is shown below.

--------------------------------------------------------------------------------
                           Yearly Total Return

 Year Ended June 30,    Account Performance (%)     MSCI EAFE Performance (%)
--------------------------------------------------------------------------------
      1999                       -7.03                         7.92
      1998                        5.73                         6.38
      1997                       18.74                        13.16
      1996                       15.90                        13.62

      1995
(Inception 2/17/95)               4.00                         6.08


--------------------------------------------------------------------------------
                       Average Annual Total Return

Period Ended June 30,     Account Performance (%)     MSCI EAFE Performance (%)
--------------------------------------------------------------------------------
         1 Year                  -7.03                         7.92
         3 Year                   5.29                         9.12

      Since Inception
       (2/17/95)                  8.13                        11.16

International Equity Trust, which commenced operations on February 17, 1995, is a diversified open-end investment company. International Equity Trust's investment objective is maximum long-term total return. International Equity Trust's Adviser currently intends to invest substantially all of the fund's assets in non-U.S. equity securities. The primary focus of the Adviser is stock selection, with a secondary focus on country allocation. The Adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks the 2,800 stocks in the fund's principal investable universe by relative attractiveness on a daily basis. The quantitative factors within this model are intended to measure growth, value, fundamental expectations and technical indicators (i.e., supply and demand). Because the same quantitative factors are not effective across all markets due to individual market characteristics, the adviser adjusts the stock selection model to include factors that its research indicates are effective, eliminating factors that are not valid in a particular market. The Adviser runs the stock selection model and re-balances the portfolio daily, purchasing all stocks ranked "buys" by the model and selling all stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

Country allocation for the developed markets portion of the fund is based on rankings generated by the Adviser's proprietary country model. The Adviser examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, United Kingdom, France, Canada and Germany. International Equity Trust may invest up to 35% of its total assets in emerging market securities. The Adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies which the adviser believes to have strong growth prospects and reasonable valuations. Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

International Equity Trust's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The adviser may also seek to enhance portfolio returns through active currency hedging strategies. More than 25% of International Equity Trust's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, International Equity Trust may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the fund's adviser to be investment grade.

As of June 30, 1999, International Equity Trust had approximately $253 million in assets. For its fiscal year ended December 31, 1998, the Primary Class shares of International Equity Trust had a total expense ratio of 2.14%.

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.


Prior Performance of Accounts Similar to the Batterymarch Emerging Markets Portfolio.

The investment performance for the period from January 1, 1994 to June 30, 1999 of all accounts managed by Batterymarch that are substantially similar to the Portfolio is shown below. The benchmark index to which the accounts are compared is the MSCI Emerging Markets Free Index with Gross Dividends ("MSCI EMF"). The MSCI EMF is an unmanaged index representing the performance of a market weighted aggregate of 26 individual emerging country indexes and takes into account local and market restrictions on share ownership by foreigners. Although used as a benchmark, the Index's performance may not be comparable to the accounts' performance since, unlike the performance of the accounts, the Index's performance has not been adjusted for any fees or expenses.


--------------------------------------------------------------------------------
                           Yearly Total Return

 Year Ended June 30,     Account Performance (%)      MSCI EMF Performance (%)
--------------------------------------------------------------------------------
      1999                        25.56                         28.71
      1998                       -34.01                        -39.08
      1997                        19.99                         12.82
      1996                        10.61                          8.47
      1995                        -7.51                          0.01

      1994
(Inception 1/1/94)               -10.82                         -9.04


--------------------------------------------------------------------------------
                        Average Annual Total Return

Period Ended June 30,    Account Performance (%)      MSCI EMF Performance (%)
--------------------------------------------------------------------------------
         1 Year                   25.56                         28.71
         3 Year                   -0.19                         -4.00
         5 Year                    0.42                         -0.83

      Since Inception
         (1/1/94)                 -2.41                         -2.70

The number of accounts included in the composite has ranged from 1 to 4 over the relevant period and the aggregate assets of the accounts has ranged from $43 million to $1 billion over the period. One of the accounts included in the composite is a registered investment company. Accounts included in the composite are generally not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or the Code. The performance results for these accounts might have been adversely affected had the accounts been subject to these requirements, restrictions and limitations. These potential differences do not adversely affect the determination that the accounts included in this composite are managed in a substantially similar manner to the Portfolio.

The investment performance for the period from May 28, 1996 to June 30, 1999 for the Primary Class shares of the Legg Mason Emerging Markets Trust ("Emerging Markets Trust"), which has been advised by Batterymarch since its inception, is shown below.


--------------------------------------------------------------------------------
                             Yearly Total Return

 Year Ended June 30,        Account Performance (%)     MSCI EMF Performance (%)
--------------------------------------------------------------------------------
      1999                           24.82                        28.71
      1998                          -34.42                       -39.08
      1997                           27.41                        12.82
      1996
(Inception 5/28/96)                   0.20                        -0.45


--------------------------------------------------------------------------------
                          Average Annual Total Return

Period Ended June 30,       Account Performance (%)     MSCI EMF Performance (%)
--------------------------------------------------------------------------------
         1 Year                      24.82                        28.71
      Since Inception
       (5/28/96)                      1.44                        -3.71

Emerging Markets Trust, which commenced operations on May 28, 1996, is a diversified open-end investment company. Emerging Markets Trust's investment objective is long-term capital appreciation. Emerging Markets Trust's Adviser intends to invest substantially all of the fund's assets in equity securities and convertible securities of emerging market issuers.

Emerging Markets Trust intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

More than 25% of Emerging Market's Trust's total assets may be denominated in a single currency or invested in securities of issuers located in a single country.

The Adviser focuses on higher-quality, dominant emerging markets companies which the Adviser believes to have strong growth prospects and reasonable valuations, selected from a principal investable universe of approximately 1,000 stocks. The Adviser's emerging markets investment strategy represents a distinctive combination of quantitative methodology and traditional fundamental analysis. Traditional "on-the-ground" fundamental research is combined by the Adviser with tested quantitative valuation disciplines in those markets where reliable data is available. In determining country allocation, the Adviser also merges quantitative and fundamental approaches. In markets with reliable historical data, buy and sell decisions are driven by a combination of quantitative valuations and the Adviser's fundamental opinions. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

When cash is temporarily available, or for temporary defensive purposes, when the Adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be investment grade.

As of June 30, 1999, Emerging Markets Trust had approximately $74 million in assets. For its fiscal year ended December 31, 1998, the Primary Class shares of Emerging Markets Trust had a total expense ratio of 2.50% (after fee waivers; 2.78% in the absence of such waivers).

THE PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF THE PORTFOLIO, WHICH HAS NOT YET COMMENCED OPERATIONS AND HAS NO PERFORMANCE RECORD OF ITS OWN. THE PERFORMANCE INFORMATION SHOULD NOT BE CONSIDERED A PREDICTION OF FUTURE PERFORMANCE OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN.

LM INSTITUTIONAL FUND ADVISORS I
LM INSTITUTIONAL FUND ADVISORS II

Custodian
State Street Bank and Trust Co.
P.O. Box 1713
Boston, Massachusetts 02105

Transfer Agent and Shareholder Servicing Agent
Boston Financial Data Services
P.O. Box 953
Boston, Massachusetts 02103

Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Auditors
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Distributors
Legg Mason Wood Walker, Incorporated
100 Light Street P.O. Box 1476
Baltimore, Maryland 21203-1476

Arroyo Seco, Inc.
117 East Colorado Boulevard
Pasadena, California 91105

For investors who want more information about LM Institutional Fund Advisors I, Inc. ("LMIFA I") and LM Institutional Fund Advisors II, Inc. ("LMIFA II"), the following documents are available upon request.

Annual Reports
Annual and semi-annual reports provide additional information about the Portfolios' investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of a Portfolio during the last fiscal year.

Statement of Additional Information
The SAI of each of LMIFA I and LMIFA II contains additional detailed information about LMIFA I and LMIFA II and is incorporated by reference into (legally part of) this prospectus.

Investors can receive free copies of these materials, request other information about the Portfolios and make shareholder inquiries by calling 1-888-425-6432.

Information about the Portfolios, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. (phone 1-800-SEC-0330). Reports and other information about the Portfolios are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to:SEC, Public Reference Section, Washington,D.C. 20549-6009. A fee will be charged for making copies.

The Investment Company Act of 1940 file numbers for LMIFA I and LMIFA II are 811-06110 and 811-8611, respectively.

LM INSTITUTIONAL FUND ADVISORS I, INC.                            August 1, 1999
--------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

LM Institutional Fund Advisors I, Inc. (the "Fund") is a no-load, open-end management investment company. LM Institutional Fund Advisors I, Inc. currently consists of eleven separate professionally managed investment portfolios. These eleven portfolios are described in this Statement of Additional Information ("SAI"). Each of these portfolios is referred to herein as a "Portfolio".

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated August 1, 1999, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Portfolios' Prospectus are available without charge from Legg Mason Wood Walker, Inc. at 1-800-822-5544.

                                TABLE OF CONTENTS


Definitions                                                            1

Additional Information About Investment Limitations and Policies       1

Additional Information About Securities, Investment Techniques         5
     and Related Risks

Valuation of Portfolio Shares                                         24

Management of the Portfolios                                          25

Purchases and  Redemptions                                            32

Exchange Privilege                                                    33

Portfolio Transactions and Brokerage                                  33

Additional Tax Information                                            34

Other Information                                                     35

Principal Holders of Securities                                       36

Financial Statements and Report of Independent Accountants            43

                                   DEFINITIONS

"Adviser" means the investment advisory firm that manages a Portfolio's assets. Western Asset and WAGM are each Advisers.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the broker-dealer that is responsible for the distribution or sale of the Fund's shares. Legg Mason is the Fund's Distributor. Arroyo Secco, Inc. also serves as a Distributor to the Fund.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund.

"Legg Mason" means Legg Mason Wood Walker, Inc.

"Manager" means LM Institutional Fund Advisors, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act"  means the Investment Company Act of 1940, as amended.

"NRSROs"   means   nationally   recognized  (or  foreign)   statistical   rating
organizations,   including  Moody's  Investors  Service,  Inc.  ("Moody's")  and
Standard & Poor's ("S&P").

"Plan" means the Fund's Distribution and Shareholder Services Plan.

"SEC" means the Securities and Exchange Commission.

"12B-1 Director" means a Director of the Fund who is an Independent Director and who has no direct or indirect financial interest in the operation of the Fund's Plan or the Fund's Underwriting Agreement.

"WAGM" means Western Asset Global Management Limited, 155 Bishopsgate, London, England. WAGM is the Adviser to the Western Asset Non-U.S. Fixed Income Portfolio and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio, and the Western Asset Global Strategic Income Portfolio.

"Western Asset" means Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset is the Adviser to each Portfolio other than the Western Asset Non-U.S. Fixed Income Portfolio and to the U.S. portion of the Western Asset Global Strategic Income Portfolio.

                          ADDITIONAL INFORMATION ABOUT
                       INVESTMENT LIMITATIONS AND POLICIES

Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

         The Western Asset Limited Duration Portfolio may not:

         (1) Borrow money or issue senior securities, except that it may borrow from banks or enter into reverse repurchase agreements, provided that, immediately after such borrowing, the total amount borrowed by the Portfolio, including reverse repurchase agreements, does not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than the borrowings); and provided further that it may enter into transactions in options, futures, options on futures and forward foreign currency contracts as described in the Prospectus and this Statement of Additional Information;

         (2) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

         (3) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (4) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

         (5) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

         (6) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

         (7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

         (8) Make loans, except loans of portfolio securities and except to the extent that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans;

         (9) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

         (10) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

         The Western Asset Core Portfolio may not:

         (1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

         (2) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (3) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

         (4) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

         (5) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

         (6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

         (7) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

         (8) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

         In addition, the Western Asset Core Portfolio may:

         (9) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.


         Other than the Western Asset Core Portfolio and the Western Asset Limited Duration Portfolio, each Portfolio may (except as noted below):


         (1) lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.


         (2) not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities will not be considered to represent an industry. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Portfolios.)

         (3) underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Portfolios.)


         (4) purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

         In addition, the Western Asset Money Market Portfolio and the Western Asset Intermediate Portfolio may not:

         (5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

         (6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that investments by the Western Asset Money Market Portfolio in U.S. bank instruments (such as bankers' acceptances, certificates of deposits and time or demand deposits) shall not be considered investments in any one industry for purposes of this policy; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

         (7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

Additional Information

With respect to fundamental investment limitations numbered (1) through (4) of each Portfolio, other than the Western Asset Limited Duration Portfolio and the Western Asset Core Portfolio, and fundamental investment limitation numbered (9) of the Western Asset Core Portfolio, the fundamental investment limitations set forth above limit a Portfolio's ability to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC. As such, these limitations of the 1940 Act are not "fundamental," that is, the limitations will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

Fundamental investment restriction (1). The 1940 Act presently limits a Portfolio's ability to borrow up to one-third of the value of its total assets. Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate a Portfolio's assets or otherwise cover its obligations.

Fundamental investment restriction (2). "Concentration" is interpreted under the 1940 Act to mean investment of 25% or more of a Portfolio's total assets in a single industry. If a Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance. None of the Portfolios has reserved the right to concentrate in any industry. For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry.

Fundamental investment restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Fundamental investment restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or options), forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts, options, forward contracts and certain real estate-related securities as explained in the Prospectus and this Statement of Additional Information. Each Portfolio, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and food stuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

                    ADDITIONAL INFORMATION ABOUT SECURITIES,
                     INVESTMENT TECHNIQUES AND RELATED RISKS

FOREIGN SECURITIES

Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

EMERGING MARKET ISSUERS. The risks of foreign investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a

Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

SOVEREIGN DEBT SECURITIES. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

OPTIONS ON SECURITIES

Under an option contract, one party generally has the right to require the other to buy or sell a specified amount of securities, units of an index, currencies or futures contracts, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index.

A Portfolio may purchase call options on securities for any purpose. For example, a call option may be purchased by a Portfolio on a security that its Adviser intends to include in the Portfolio's investment portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

A Portfolio may purchase put options on securities for any purpose. For example, a put option may be purchased by a Portfolio in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Portfolio may also write call and put options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement.

Each Portfolio will limit its use of futures contracts and futures options to hedging transactions or other circumstances permitted to registered investment companies by regulatory authorities. For example, a Portfolio might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for Portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

A futures contract on a security or foreign currency is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or foreign currency called for in the contract at a specified future time and at a specified price. A Portfolio may, for example, purchase a futures contract on a security or foreign currency when it intends to purchase securities or foreign currency but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the security or the relative value of the foreign currency that a Portfolio intends to purchase in the future. A rise in the price of the security or foreign currency prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the security or foreign currency under the futures contract. Conversely, a fall in the market price of the underlying security or foreign currency may result in a corresponding decrease in the value of the futures position. A Portfolio may sell a futures contract on a security or foreign currency, for example, in order to continue to receive the income from a security or foreign currency, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

A Portfolio may also purchase a call option on a futures contract to hedge against a market advance in securities or foreign currency which the Portfolio plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security or foreign currency which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered call options on futures contracts as a partial hedge against a decline in the price of securities or foreign currency held in the Portfolio's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of securities or foreign currency held in the Portfolio's investment portfolio. A Portfolio may write a covered put option as a partial anticipatory hedge.

When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Under certain circumstances, such as during periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements) and the current market value of the option and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract which will be included in these calculations.

A Portfolio will not enter into futures contracts or option positions if, immediately thereafter, the initial margin deposits plus premiums paid by it, less the amount by which any such options positions are "in-the-money" at the time of purchase, would exceed 5% of the fair market value of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures or options on futures. See "Additional Tax Information."

RISKS ASSOCIATED WITH FUTURES AND OPTIONS

In considering the Portfolios' use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts and options may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts or options. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract and option prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract or option subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or exchange-listed options is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts. The inability to close out a futures or option position may also restrict the Portfolio's ability to sell the underlying security or currency at a time when the Adviser might otherwise do so.

         (3) Successful use by a Portfolio of futures contracts and options will depend upon its Adviser's ability to predict market movements, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to anticipated levels at some point in the future. There is, in addition, the risk that movements in the price of the futures contract or option will not correlate with movements in the prices of the securities or currencies being hedged. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures or option position. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures or option contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract or option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or futures contract and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying market.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures and options position and the securities or currencies being hedged, movements in the prices of futures and options contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures and options markets. There may be several reasons unrelated to the value of the underlying securities or currencies which cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures or options contracts over the short term. In addition, activities of large traders involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security, currency or futures contract. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount paid and any transaction costs.

         (7) Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A Portfolio's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         (10) A Portfolio may purchase and write both exchange-traded options and options traded on the OTC market. Exchange markets for options on debt securities exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Portfolios intend to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Portfolios will enter into OTC options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a covered position with respect to any call option it writes on a security or futures contract the Portfolio may not sell the underlying security or futures contract or invest any cash, U.S. Government securities or short-term debt securities used as cover during the period it is obligated under such option. This requirement may impair a Portfolio's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS TRADED ON FOREIGN EXCHANGES

Options on securities, options on currencies, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

COVER FOR HEDGING STRATEGIES

Each Portfolio will comply with guidelines established by the SEC with respect to coverage of hedging strategies by mutual funds, and, if the guidelines so require, will set aside cash or liquid securities in a segregated account with its custodian in the amount prescribed, as marked to market daily. Securities, options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. These transactions may be engaged in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in the foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, for transaction hedging purposes, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each Portfolio may also purchase, sell and write exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Portfolio intends to buy are denominated).

For position hedging purposes, each Portfolio may purchase, sell or write foreign currency futures contracts, foreign currency forward contracts, and options on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. "Cross hedging" activities will be used when a Portfolio's Adviser believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by a Portfolio involve the further risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the values of such currencies and of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent a Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a Portfolio's investments and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Options and Futures" above. A Portfolio may also use other foreign currency exchange instruments and techniques when available and deemed appropriate by its Adviser.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

DEBT AND FIXED INCOME SECURITIES

The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

INFLATION-INDEXED SECURITIES. The Portfolios may also invest in inflation-indexed U.S. Treasury securities (also known as "Treasury Inflation-Protection Securities"). The principal value of Treasury Inflation-Protection Securities is adjusted daily in accordance with changes in the Consumer Price Index, while interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of these securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the price of these securities in the same manner as more traditional obligations.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMA") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

In determining the dollar-weighted average maturity of a Portfolio, the Portfolio's Adviser will follow industry practice in assigning an average life to the mortgage-related securities held by each Portfolio unless the interest rate on the mortgages underlying the securities is such that a different prepayment rate is likely. For example, if a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, Western Asset may deem it appropriate to change the projected average life for a Portfolio's mortgage-related securities as a result of fluctuations in market interest rates and other factors.

Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

GOVERNMENT MORTGAGE-RELATED SECURITIES. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series which have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the

"Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools is constrained by federal statute, which restricts investments in the shares of other investment companies.

The private mortgage-related securities in which the Portfolios may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Foreign Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

ASSET-BACKED SECURITIES. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle is not certain.

MUNICIPAL OBLIGATIONS. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

CORPORATE DEBT SECURITIES. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A
Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors. See the Appendix to the Prospectus for a description of the ratings assigned to fixed income securities by the rating agencies.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.

The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, a Portfolio's investment adviser may rely on the rating that it believes is more accurate. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.

Where one of the NRSROs has assigned an investment grade rating to an instrument and others have given it a lower rating, the Portfolios may consider the instrument to be investment grade. The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Portfolios' Boards of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

STRIPPED SECURITIES. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

ZERO COUPON AND PAY-IN-KIND SECURITIES. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS

Each of the Portfolios may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

INDEXED SECURITIES AND STRUCTURED NOTES

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

FORWARD COMMITMENTS

Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Options and Futures Contracts." It is not expected that any Portfolio's purchases of forward commitments will at any time exceed, in the aggregate, 20% of that Portfolio's total assets.

RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets (10% of net assets for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio).

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Boards have delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. Each Portfolio's Adviser, acting pursuant to guidelines established by its Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

SECURITIES OF OTHER INVESTMENT COMPANIES

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase Agreements may be viewed as a loan by a Portfolio.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition. Reverse Repurchase Agreements may be viewed as a borrowing by a Portfolio.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, a Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To avoid potential leveraging effects of dollar rolls, each Portfolio will segregate assets as required by the Investment Company Act of 1940.

The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

LOANS OF PORTFOLIO SECURITIES

A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

DURATION

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

PORTFOLIO TURNOVER

The turnover rates of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio, the Western Asset Core Portfolio, and the Western Asset Core Plus Portfolio and the Western Asset Non-U.S. Fixed Income Portfolio for the fiscal year ended March 31, 1999 on an annualized basis were 321.3%, 389.6, 484.3%, 565.7% and 388%, respectively. While it is impossible to predict portfolio turnover rates, the Western Asset Enhanced Equity Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset High Yield Portfolio, and the Western Asset Global Strategic Income Portfolio expect that their average turnover rate will not exceed 400%, 400%, 200% and 200%, respectively.


The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

ALTERNATIVE INVESTMENT STRATEGIES

At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in a variety of securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies. As a result of these strategies, the Portfolios may invest up to 100% of their assets in securities of U.S. issuers. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies.

NEW INVESTMENT PRODUCTS

New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

INVESTMENT POLICIES

The investment objective of each of the Western Asset Core, the Western Asset Limited Duration, the Western Asset Intermediate and the Western Asset Money Market Portfolio are "fundamental." Except for investment policies designated as fundamental in this Prospectus or the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

RATINGS OF DEBT OBLIGATIONS

Moody's, S&P and NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included as Appendix A to the Prospectus. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                          VALUATION OF PORTFOLIO SHARES

As described in the Prospectus, securities owned by any of the Portfolios (other than the Money Market Portfolios) for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by the Adviser as the primary market.

Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the Exchange, which events will not be reflected in a computation of a Portfolio's net asset value on that day. If events materially affecting the value of such investments occur during such time period, the investments will be valued at their fair value as determined in good faith by, or under the direction of, the Board of Directors.

USE OF THE AMORTIZED COST METHOD BY THE MONEY MARKET PORTFOLIOS

The Board of Directors of the Money Market Portfolios has decided that the best method for determining the value of securities held by the Money Market Portfolios is amortized cost. Under this method, portfolio instruments are valued at acquisition cost as adjusted for amortization of premium or accrual of discount rather than at current market value. The Board of Directors continually assesses this method of valuation and recommends changes where necessary to assure that the Money Market Portfolios' investments are valued at their fair value as determined in good faith by, or under the direction of, the Directors.

The Money Market Portfolios' use of the amortized cost method of valuing portfolio instruments held by it depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Board of Directors must establish procedures reasonably designed to stabilize the net asset value per share at $1.00 per share, taking into account current market conditions and the Portfolio's investment objective.

MONITORING PROCEDURES

The Board of Directors' procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will take any steps it considers appropriate if there is a difference of more than 0.5% between the two (such as redeeming in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

INVESTMENT RESTRICTIONS

Rule 2a-7 requires each Money Market Portfolio to limit its investments to instruments that present minimal credit risk, in the opinion of the Board, and are of high quality. The Rule also requires each Money Market Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days that is appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument considered under SEC rules to have a remaining maturity of more than 397 days can be purchased by the Money Market Portfolios. The Money Market Portfolios may hold securities with maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the relevant Money Market Portfolio will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

In periods of declining interest rates, the indicated daily yield on shares of each Money Market Portfolio computed by dividing the annualized daily income on the portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of each Money Market Portfolio computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

                          MANAGEMENT OF THE PORTFOLIOS

DIRECTORS AND OFFICERS

The Fund's officers are responsible for the operation of the Fund under the direction of its Board of Directors. The officers and Directors of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) indicates Interested Directors.

DIRECTORS AND OFFICERS; LM INSTITUTIONAL FUND ADVISORS I, INC.

The address of each officer and Director of LM Institutional Fund Advisors I, Inc. is 117 East Colorado Blvd., Pasadena, CA 91105, unless otherwise stated.

William G. McGagh,  67(1,2,3),  Chairman of the Board and Director;  Consultant,
McGagh Associates (corporate financial consulting), January 1989-present; Director of Pacific American Income Shares, Inc.; formerly: Senior
Vice-President, Chief Financial Officer and Director of Northrop Corporation (military aircraft).

*W. Curtis Livingston, III, 53(1), Director; Director of Western Asset (investment management firm), March 1999-present; President, Director and Chief Executive Officer of Western Asset, December 1980 - March 1999; President, Pacific American Income Shares, Inc.

*Ronald L. Olson, 55(2, 4), Director; Senior Partner, Munger, Tolles & Olson (a law partnership); Director of Pacific American Income Shares, Inc.

Louis A. Simpson, 59, Director; President and CEO Capital Operations of Government Employees Insurance Company (GEICO Corporation) since May 1993; Vice Chairman of GEICO (1985- 1993); Senior Vice President and Chief Investment Officer of GEICO (1979-1985). Director of Pacific American Income Shares, Inc., Potomac Electric Power Company, Potomac Capital Investment Corporation, and U.S. West Formerly: President and CEO of Western Asset.

Ronald J. Arnault; 54, Director; President of RJA Consultants (energy industry financial consulting); member, Board of Governors of The Music Center of Los Angeles and the Center Theatre Group. Formerly: Executive Vice President, Chief Financial Officer and Director of ARCO; Director of Pacific American Income Shares, Inc.

William E. B. Siart, 50, Director; Director of Pacific American Income Shares, Inc. Formerly: Chairman (1995-1996), Chief Executive Officer (1995-1996), President (1990- 1996) of First Interstate Bancorp. Member of the Board of Trustees of the University of Southern California.

John E. Bryson, 54, Director; Chairman and Chief Executive Officer of Edison International and its principal subsidiary, Southern California Edison, since October 1990. Also a director of Pacific American Income Shares, Inc., The Boeing Company, The Times Mirror Company, H.F. Ahmanson & Co., and the W.M. Keck Foundation, and a trustee of Stanford University.

Anita L. DeFrantz, 45, Director; President of the Amateur Athletic Foundation of Los Angeles, since, 1985; President of Kids in Sports, since 1994; Vice President of the International Olympic Committee, since 1997. Also, a director of Pacific American Income Shares, Inc., and a board member of the Amateur Athletic Foundation of Los Angeles, since 1985, International Olympic Committee, since 1996, and the United States Olympic Committee Executive Board, since 1977.

Edward A. Taber III, 54, Director; Senior Executive Vice President and Head of Asset Management, Legg Mason, Inc., since 1992. Formerly, Director and Head of Taxable Fixed Income Division, T. Rowe Price Associates (1973-1992). Also, a director of Western Asset Management Company, Western Asset Global Management Limited, Bartlett & Co., Batterymarch Financial Management, Inc., Gray, Seifert & Co., Inc., GSH & Co., Inc., Fairfield Group, Inc., and Legg Mason Fund Advisors, Inc.


Carl L. Eichstaedt, 36, Vice-President; Portfolio Manager of Western Asset since 1994; formerly: Senior Partner, Portfolio Manager of Harris Investment
Management, 1993-1994; Portfolio Manager of Pacific Investment Management Company, 1992-1993; Director Fixed Income of Security Pacific Investment Managers, 1990-1992; and Vice President of Chemical Securities, Inc., 1986-1990.

Kent S. Engel, 49, Vice-President; Director and Chief Investment Officer of Western Asset, 1969-present; Vice-President and Portfolio Manager of Pacific American Income Shares, Inc.

Keith J. Gardner, 39, Vice-President; Portfolio Manager of Western Asset since 1994; formerly: Senior Portfolio Manager of Legg Mason, Inc., 1992-1994; Portfolio Manager of T. Rowe Price Associates, Inc., 1985-1992.

Scott F. Grannis, 47, Vice-President; Director and Economist, Western Asset, 1989 - present; Director, Supershares Services Corp. (investment company services); formerly: Vice-President, Leland O'Brien Rubinstein (investment advisory firm), 1986-89.

Ilene S. Harker, 41, Vice-President; Director of Administration and Controls, Western Asset, 1978-present; Vice President, Pacific American Income Shares, Inc., since April 1996; Formerly: Assistant Secretary of the Fund and Secretary of Pacific American Income Shares, Inc., 1993-1996.

James W. Hirschmann, III, 36, President; President and Chief Executive Officer, Western Asset, March 1999 present; Director of Marketing, Western Asset, April 1989-March 1999; formerly: Vice-President and Director of Marketing, Financial Trust Corporation (bank holding company), January 1988 - April 1989; Vice-President of Marketing, Atalanta/Sosnoff Capital (investment management company), January 1986 - January 1988.

Randolph L. Kohn, 49, Vice-President; Director of Client Services, Western Asset, 1984-present.

S. Kenneth Leech, 42, Vice-President; Director of Portfolio Management, Western Asset, May 1990-present; formerly: Senior Trader of Greenwich Capital, 1988-1990; Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1985-1987.

Edward A. Moody, 46, Vice-President; Director and Portfolio Manager, Western Asset.

Joseph L. Orlando, 36, Vice-President; Marketing Executive of Western Asset; formerly: Regional Manager of T. Rowe Price Associates (investment management firm), January 1988 - July 1992.

Marie K. Karpinski, 49, Vice President and Treasurer; Vice President and Treasurer of twenty-one Legg Mason/Bartlett funds (open-end investment companies), 1986-present: Vice President and Treasurer of LM Institutional Fund Advisors I, Inc.; Assistant Treasurer of Pacific American Income Shares, Inc. (closed-end investment company), 1988-present; Treasurer of Legg Mason Fund Adviser, Inc., March 1986-present; Vice-President of Legg Mason Wood Walker, Incorporated., 1992-present; Assistant Vice-President of Legg Mason Wood Walker, Incorporated, 1989-1992.

Steven T. Saruwatari, 31, Assistant Treasurer; Senior Financial Officer, Western Asset; formerly: Controller-Finance for LaSalle Paper Company/Spicers Paper, Inc. (distributor of fine printing papers), June 1991-November 1994; and Senior Auditor for Coopers and Lybrand (international public accounting firm), September 1988 - May 1991.

Stephen A. Walsh, 37, Vice-President; Director and Portfolio Manager, Western Asset; formerly: Portfolio Manager and Trader of Security Pacific Investment Managers, Inc. (investment management company), 1989-1991.

--------------------------------------------------------------------------------

         (1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Fund that may be lawfully exercised by the full Board, except the power to declare a dividend, to authorize the issuance of stock, to recommend to stockholders any matter requiring stockholders' approval, to amend the By-Laws, or to approve any merger or share exchange which does not require shareholder approval.

         (2) Member of the Audit Committee of the Board. The Audit Committee meets with the Fund's independent accountants to review the financial statements of the Fund, the arrangements for special and annual audits, the adequacy of internal controls, the Fund's periodic reporting process, material contracts entered into by the Fund, the services provided by the accountants, any proposed changes in accounting practices or principles, the independence of the accountants; and to report on such matters to the Board.

         The Fund has no compensation committee.

         (3) Member of the  Nominating  Committee of the Board.  The  Nominating
         Committee  is   responsible   for  the  selection  and   nomination  of
         Disinterested Directors.

         (4) Mr. Olson may be deemed an interested person because the law firm in which he is a partner has provided certain services to the Fund and Western Asset.

Officers and Directors of the Fund who are affiliated persons of the Manager, Western Asset, LMFA or Legg Mason receive no salary or fees from the Fund. Each Independent Director of the Fund receives a fee of $2,000 annually for serving as a Director, and a fee of $500 and related expenses per Portfolio for each meeting of the Board of Directors attended by them. The Chairman of the Board receives an additional $1,000 per year for serving in that capacity.

The following table provides certain information relating to the compensation of the Fund's Directors and senior executive officers for the fiscal year ended March 31, 1999.


                                                                                    Aggregate Compensation
                                                   Total Compensation                From the Fund and Complex
Name of Person and Position                        From the Fund*                    Paid to Directors**
---------------------------                        --------------                    -------------------
William G. McGagh -
Chairman of the Board and Director                  $ 11,000                          $ 20,100
----------------------------------                  ----------------------            --------------------------

Ronald J. Arnault - Director                        $  9,500                          $ 17,000
----------------------------                        ----------------------            --------------------------

Norman Barker, Jr. - Director ***                   $    n/a                          $  2,800
-----------------------------                       ----------------------            --------------------------

Ronald L. Olson - Director                          $ 10,000                          $ 17,800
--------------------------                          ----------------------            --------------------------

W. Curtis Livingston, III -
Director and President                              none                              none

Louis A. Simpson - Director                         $ 10,000                          $ 18,000
---------------------------                         ---------------------             --------------------------

William E. B. Siart - Director                      $ 10,000                          $ 17,800
------------------------------                      ---------------------             --------------------------

John E. Bryson                                      $  9,500                          $ 17,300
--------------                                      ----------------------            --------------------------

Anita L. DeFrantz                                   $ 10,000                          $ 15,500
-----------------                                   ----------------------            --------------------------

Dr. Richard L. Gilman ***                           $  9,500                          $ 17,300
---------------------                               ----------------------            --------------------------

Ilene S. Harker - Vice President                    none                              none
--------------------------------                    ----                              ----

Steve T. Saruwatari - Assistant Treasurer           none                              none
-----------------------------------------           ----                              ----


*Represents fees paid to each person during the fiscal year ended March 31, 1999.

**Represents aggregate compensation paid to each person during the calendar year ended December 31, 1998 for serving as a Director of the Company and of a closed-end investment company advised by Western Asset. LM Institutional Fund Advisors II, Inc., an open-end investment company which offers six separate Portfolios, is also part of the Fund Complex.


*** Messrs. Barker and Gilman retired from the Board in 1998.

MANAGER AND ADVISERS

THE MANAGER. The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Fund under the Investment Management Agreement dated May 29, 1998 between the Manager and the Fund (the "Management Agreement"). The Management Agreement was most recently approved by the Board of Directors, including a majority of Independent Directors, on March 6, 1998.

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Fund's Board of Directors, for the actual management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. The Manager also is responsible for the compensation of Directors and officers of the Fund who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Fund's investments to the Advisers.

Each Portfolio pays all of its other expenses which are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Fund may be a party. The Fund may also have an obligation to indemnify its Directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the Fund, and may be terminated immediately upon the mutual written consent of the Manager and the Fund.

For the Western Asset Core Portfolio, the Manager received $3,113,000 , $1,769,000(prior to fees waived of $30,000), $2,007,000 (prior to fees waived of $22,000) and $1,548,00 (prior to fees waived of $111,000) for the fiscal year ended March 31, 1999, the nine month period ended March 31, 1998, and the years ended June 30, 1997 and 1996, respectively. For the Western Asset Intermediate Portfolio, the Manager received $1,355,000 (prior to fees waived of $101,000), $663,000(prior to fees waived of $142,000), $569,000(prior to fees waived of $158,000) and $131,000(prior to fees waived of $131,000 ) for the fiscal year ended March 31, 1999, the nine month period ended March 31, 1998, and the years ended June 30, 1997 and 1996, respectively. For the Western Asset Limited Duration Portfolio, the Manager waived all advisory fees for the fiscal year ended March 31, 1999, the nine month period ended March 31, 1998, and the year ended June 30, 1997 and for the period May 1, 1996 (commencement of operations) to June 30, 1996. For the Western Asset Core Plus Portfolio, the Manager received $286,000 (prior to fees waived of $95,000), for the initial period ended March 31, 1999. For the Western Asset Non-U.S. Fixed Income Portfolio, the Manager received $191,000 (prior to fees waived of $127,000 for the initial period ended March 31, 1999.

ADVISERS

WESTERN ASSET. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Enhanced Equity Portfolio, the Western Asset Money Market Portfolio, the Western Asset Government Money Market Portfolio, the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset Core Portfolio, the Western Asset Core Plus Portfolio, the Western Asset High Yield Portfolio and the Western Asset Global Strategic Income Portfolio (U.S. portion) under an Investment Advisory Agreement dated May 26, 1998 between Western Asset and the Manager (the "Western Asset Advisory Agreement"). The Western Asset Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 6, 1998.

Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

Under the Western Asset Advisory Agreement, Western will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Western Asset, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

Western Asset served as investment adviser to LM Institutional Fund Advisors I, Inc. under an Investment Advisory Agreement dated August 24, 1990, and as amended on February 8, 1996, between Western Asset and the Fund covering the Western Asset Limited Duration Portfolio and Western Asset Core Portfolio ("Advisory Agreement I"), an Investment Advisory Agreement dated February 10, 1994, and as amended on February 8, 1996, between Western Asset and the LM Institutional Fund Advisors I, Inc. covering the Western Asset Intermediate Portfolio ("Advisory Agreement II"), and an Investment Advisory Agreement dated June 30, 1992, between Western Asset and the LM Institutional Fund Advisors I, Inc. covering the Western Asset International Securities Portfolio. The rate of compensation payable to Western Asset under Advisory Agreement I and Advisory Agreement II was the same as that payable to the Manager with respect to the relevant Portfolios.

WAGM. WAGM, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Non-U.S. Fixed Income Portfolio, and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Global Strategic Income Portfolio under an Investment Advisory Agreement dated May 26, 1998 between the Manager and WAGM (the "WAGM Advisory Agreement"). The WAGM Advisory Agreement was most recently approved by the Board of Directors, including a majority of the Independent Directors, on March 6, 1998.

Under the WAGM Advisory Agreement, WAGM is responsible, subject to the general supervision of the Fund's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objective and policies described in the
Prospectus and this Statement of Additional Information. WAGM also is responsible for the compensation of Directors and officers of the Fund who are employees of WAGM or its affiliates. WAGM receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the WAGM Advisory Agreement, WAGM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the WAGM Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The WAGM Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by WAGM, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

DISTRIBUTORS

Legg Mason, 100 Light Street, P. O. Box 1476, Baltimore, MD 21203-1476, acts as a distributor of the shares of LM Institutional Fund Advisors I, Inc. pursuant to an Underwriting Agreement with the Fund dated August 24, 1990 and amended May 26, 1998 (the "Underwriting Agreement").

Legg Mason is not obligated to sell any specific amount of Fund shares and receives no compensation pursuant to the Underwriting Agreement. The
Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Fund's Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Fund.

The Fund has adopted a Plan which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Fees for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio are additionally currently limited to the annual rate of 0.10% of average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of Shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only.

The Plan was approved by Legg Mason Fund Adviser, Inc., as sole shareholder of the Financial Intermediary Class of each Portfolio on May 17, 1999. Legg Mason may pay all or a portion of the fee to its investment executives.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

For the fiscal year ended March 31, 1999, the Western Asset Limited Duration Portfolio, Western Asset Intermediate Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Non-U.S. Fixed Income Portfolio did not pay any distribution and service fees under the plan.

Arroyo Seco, Inc. ("Arroyo Seco"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Western Asset, is also authorized to offer the shares of LM Institutional fund Advisors I, Inc. for sale to its customers pursuant to an Agreement dated November 9, 1995. This Agreement was most recently approved by the Board of Directors of LM Institutional Fund Advisors I, Inc., including a majority of the Independent Directors, on May 17, 1998.

LM Institutional Fund Advisors I, Inc. makes no payments to Arroyo Seco in connection with the offer or sale of the Fund's shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Fund's shares. Arroyo Seco is not obligated to sell any specific amount of Fund shares. The Agreement is terminable without penalty, at any time, by vote of a majority of the Fund's Directors, a majority of the Fund's Independent Directors, or a majority of the Fund's outstanding shares, or by Arroyo Seco upon 60 days' notice to the Fund.

                            PURCHASES AND REDEMPTIONS

The Fund reserves the right to modify or terminate the mail, telephone or wire redemption services described in the Prospectus at any time. The Fund also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Fund's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

The Fund agrees to redeem shares of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the relevant Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

                               EXCHANGE PRIVILEGE

Shareholders in any of the Portfolios are entitled to exchange their shares for shares of the other Portfolios or of any portfolio of LM Institutional Fund Advisors II, Inc., provided that such shares are eligible for sale in the shareholder's state of residence, and are being offered at the time.

When a shareholder decides to exchange shares of a Portfolio, the Fund's transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. Redemptions of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of business of the Exchange. If the request is received by the transfer agent after the close of business on the Exchange, shares will be redeemed at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact the Portfolios.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Advisory Agreements, the Advisers are responsible for the execution of the Portfolios' transactions. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

Consistent with the policy of obtaining most favorable price and execution, an Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers or dealers a higher brokerage commission or spread than may be charged by other brokers or dealers. Such research, analysis and other services may be useful to an Adviser in connection with services to clients other than the Portfolios. An Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. Brokerage commissions paid on transactions were as follows: for the fiscal year ended March 31, 1999, the nine month period ended March 31, 1998, and the years ended June 30, 1997 and 1996, the Western Asset Core Plus Portfolio paid $33,953, the Western Asset Core Portfolio paid $514,272, $11,473, $150,548, and $97,148, respectively; the Western Asset Intermediate Portfolio paid $154,935, $59,910, $50,835 and $11,655, respectively; the Western Asset Non-U.S. Fixed Income Portfolio paid $1717, and the Western Asset Limited Duration Portfolio paid $15,525, $7,733, $7,170 and $0. No brokerage commissions were paid by any Portfolio to affiliated persons.

                           ADDITIONAL TAX INFORMATION

GENERAL REQUIREMENTS FOR "PASS-THROUGH" TREATMENT

In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures ) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

A distribution declared by a Portfolio in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls.

ORIGINAL ISSUE DISCOUNT

A Portfolio may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Portfolio and therefore an equivalent amount must be distributed to satisfy the distribution requirement and avoid imposition of the 4% excise tax. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy those distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Portfolio's ability to sell other securities (and options and futures), held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

MISCELLANEOUS

If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S.

corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

Dividends and interest received by a Portfolio, and gains realized by a Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

                                OTHER INFORMATION

LMIFA I was incorporated in Maryland on May 16, 1990. Prior to May 29, 1998, LMIFA I was known as "Western Asset Trust, Inc." Each Portfolio is an open-end, diversified management company, except for Western Asset Non-U.S. Fixed Income Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of LMIFA I may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Fund's shareholders.

LMIFA I has a total of 13.1 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid and nonassessable and have no preemptive or conversion rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio; the Western Asset Limited Duration Portfolio was known as the Limited Duration Portfolio; the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio; and the Western Asset Money Market Portfolio was known as the Money Market Portfolio.

                         PRINCIPAL HOLDERS OF SECURITIES


Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the Western Asset Core Portfolio as of June 30, 1999:


                                                                                           % of Ownership as of
Name and Address                                                                           June 30, 1999

Institutional Class

First National Bank of Omaha TTEE                                                          7.24%
One First National Center
Omaha, NE 68102-1596

Newspaper and Mail Deliverers' Publishers' Pension Fund                                    6.73%
41-18 27th Street
Long Island City, NY 11101-3825

The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own of record five percent or more of the outstanding shares of the Western Asset Core Plus Portfolio as of June 30, 1999:



                                                                                 % of Ownership as
Name and Address                                                                  of June 30, 1999
----------------                                                                 -----------------
Institutional Class

Thomson Consumer Electron                                                               33.44%
Pension Plan for Employees
Post Office Box 1992
Boston, MA 02105-1992

Appleton Papers Inc.                                                                    23.82%
Post Office Box 92956
Chicago, IL 60675-2956

Howard County Community                                                                 12.46%
Health Foundation I
10440 Little Patuxent Parkway, Suite 90
Columbia, MD 21044-3629


Blanchard Valley Health                                                                  5.69%
Association Pension Plan
Post Office Box 160
Westerville, OH 43086-0160

W E Upjohn Unemployment                                                                  5.44%
Trustee Corp
Post Office Box 4042
Kalamazoo, MI 49003-4042


                                      -36-

Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the Western Asset Intermediate
Portfolio as of June 30, 1999:




                                                                                    % of Ownership as of
Name and Address                                                                       June 30, 1999
----------------                                                                       -------------
Financial Intermediary Class


Link & Co. as Trustee for Various                                                        100.00%
401-K Expediter Plans
Post Office Box 630074
Cincinnati, OH 45263-0001

Institutional Class

M A Hanna Master Trust                                                                    12.12%
30 South LaSalle Street
Chicago, IL 60603-1006

Anne Arundel County                                                                        9.68%
Maryland Master Trust
Post Office Box 1992, Mailstop B2
Boston, MA 02105-1992

Northern Trust Company                                                                     8.32%
50 La Salle St.
Chicago, IL 60675

Sun Microsystems Savings Trust                                                             6.61%
209 W. Jackson Boulevard, Suite 700
Chicago, IL 60606-6936

Mt. Sinai Health Care Foundation
Post Office Box 94870
Cleveland, OH 44101-4870                                                                   5.69%



                                      -37-


The following chart contains the name, address and percentage of ownership of each person who is known by the Fund to own of record five percent or more of the outstanding shares of the Western Asset Non-U.S. Fixed Income Portfolio as of June 30, 1999:



                                                                                  % of Ownership as of
Name and Address                                                                       June 30, 1999
----------------                                                                       -------------

Institutional Class

Treasurer of the State of Connecticut                                                     61.67%
One Enterprise Drive
North Quincy, MA 02171-2126

Booth & Co./Annuity Board of                                                              29.21%
Southern Baptist Convention
Post Office Box 92923 C-IN
Chicago, IL 60675-2923

United Airline Pilots                                                                      8.27%
50 South LaSalle Street
Chicago, IL 60603-1006



                                      -38-


Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Fund to own beneficially five percent or more of the outstanding shares of the Western Asset Limited Duration
Portfolio as of June 30, 1999:



                                                                                   % of Ownership as of
Name and Address                                                                       June 30, 1999
----------------                                                                       -------------



  Institutional Class

Western Michigan University                                                                73.41%
Investment & Endowment Mgmt.
1083 Seibert Admin. Bldg.
Kalamazoo, MI 49008

Wright State University Foundation                                                         14.54%
Wright State University
Dayton, OH 45435

Good Shephard Medical                                                                      12.01%
P.O. Box 160
Westerville, OH 43086


         Western Michigan University, Thomson Consumer Electronics Pension Plan for Employees and the Treasurer of the State of Connecticut may be deemed to control the Western Asset Limited Duration Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Non-U.S. Fixed Income Portfolio, respectively, because each owns more than 25% of the outstanding voting securities of such Portfolio. The Officers and Directors of the Portfolios own in the aggregate less than 1% of the outstanding shares of each Portfolio.

PERFORMANCE INFORMATION

Each Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors. Quotations of average annual total return for a class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formula: P (1 + T)(exponent n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of a Portfolio will differ because each class is subject to different expenses. The performance figures for the Portfolios shown below represent performance of the Institutional Class shares, the only class of shares in existence throughout the relevant periods.




The Western Asset Core Portfolio's total returns as of March 31, 1999 were as follows:

                                                                     Average
                                    Cumulative                        Annual
                                    Total Return                  Total Return


One Year                                5.61%                        5.61%
Five Years                             45.62%                        7.81%
Life of Portfolio(A)                  117.06%                        9.46%


(A) Portfolio's inception - September 4, 1990.

The Western Asset Intermediate Portfolio's total returns as of March 31, 1999 were as follows:

                                                                    Average
                                    Cumulative                       Annual
                                    Total Return                  Total Return


One Year                                6.01%                        6.01%
Life of Portfolio(A)                   41.70%                        7.62%


(A) Portfolio's inception - July 1, 1994.

         The Western Asset Limited Duration Portfolio's total returns as of March 31, 1999 were as follows:

                                                                    Average
                                     Cumulative                     Annual
                                     Total Return                 Total Return


One Year                                4.96%                        4.96%
Life of Portfolio(A)                   19.76%                        6.37%


(A) Portfolio's inception - May 1, 1996.

The Western Asset Core Plus Portfolio's total returns as of March 31, 1999 were as follows:

                                                                     Average
                                    Cumulative                       Annual
                                    Total Return                  Total Return


Life of Portfolio(A)                    2.58%                         N/A


(A) Portfolio's inception - July 8, 1998.

The Western Asset Non-U.S. Fixed Income Portfolio's total returns as of March 31, 1999 were as follows:

                                                                    Average
                                    Cumulative                       Annual
                                    Total Return                  Total Return


Life of Portfolio(A)                    5.81%                          N/A


(A) Portfolio's inception - July 15, 1998.

The current annualized yield for the Money Market Portfolios is based upon a specified seven-day period and is computed by determining the net change in the value of a hypothetical account in the Portfolio. The net change in the value of the account includes the value of dividends and of additional shares purchased with dividends, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Portfolios may use a compound effective annualized yield quotation which is calculated as prescribed by SEC regulations, by adding one to the base period return
(calculated as prescribed above), raising the sum to a power equal to 365 divided by 7, and subtracting one.

Each Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that a Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of fixed-income investments. In comparing the performance of a Portfolio to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

From time to time each Portfolio may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends.

It takes no account of the costs of investing or the tax consequences of distributions. The Portfolios invest in many securities that are not included in the S&P 500.

Each Portfolio may also cite rankings and ratings, and compare the return of a Class of Shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY MAGAZINE, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, AND THE NEW YORK TIMES.

Each Portfolio may compare the investment return of a Class of Shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

Portfolio advertisements may reference the history of Legg Mason and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in a particular style of investing (e.g., growth or value).

In advertising, each Portfolio may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Portfolio may use other recognized sources as they become available.

Each Portfolio may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

Each Portfolio may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500, and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

Each Portfolio may also include in advertising biographical information on key investment and managerial personnel.

Each Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

Each Portfolio may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $88 billion as of March 31, 1999.

In advertising, each Portfolio may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

State Street Bank and Trust Company, P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP have been selected to serve as the Fund's independent accountants. The financial highlights included in the Prospectus and incorporated by reference into this Statement of Additional Information and the financial statements incorporated by reference into the Prospectus and this Statement of Additional Information have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.


LEGAL COUNSEL

Ropes & Gray, Boston, MA, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS

The report of independent accountants, financial statements and financial highlights for the fiscal year ended March 31, 1999 for each of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio, the Western Asset Core Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Non-U.S. Fixed Income Portfolio included in the Portfolios' Annual Reports are hereby incorporated by reference into this Statement of Additional Information.

The audited Statement of Assets and Liabilities as of March 31, 1999 for the Western Asset Money Market Portfolio and the Report of Independent Accountants related thereto, are shown on the following pages.





                     LM Institutional Fund Advisors I, Inc.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999

                                      Money
                                     Market

                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                      WESTERN ASSET MONEY MARKET PORTFOLIO

                                    ----------

                       Statement of Assets and Liabilities
                                 March 31, 1999


Cash                                                       $ 1,000
Receivable from Western Asset Management Company            31,000
                                                           -------

         Total assets                                      $32,000
                                                           =======

Accrued organization expenses and initial offering costs   $31,000
                                                           -------

         Total liabilities                                 $31,000
                                                           =======

Net assets - offering and redemption price of $1.00 per
    share with 1,000 shares outstanding (13,100,000,000
    shares par value $.001 per share authorized)           $ 1,000
                                                           =======


                            ------------------------------

                             Statement of Operations
                        for the year ended March 31, 1999


Reimbursement by Western Asset Management Company        $  31,000
Expense of organizational costs                            (31,000)
                                                         ---------
         Net income                                      $       -
                                                         =========


                          Notes to Financial Statements

A. LM Institutional Fund Advisors I, Inc. (the "Corporation"), formerly Western Asset Trust, Inc. ("Corporation"), was organized on May 16, 1990. The Western Asset Money Market Portfolio ("Portfolio") constitutes one of the portfolios established under the Corporation. Western Asset Management Company ("Western Asset"), a wholly owned subsidiary of Legg Mason, Inc. (a financial services holding company), has provided the initial capital for the Portfolios by purchasing 1,000 shares of the Money Market Portfolio at $1.00 per share. Such shares were acquired for investment and can be disposed of only by redemption. Legg Mason Wood Walker, Incorporated ("Legg Mason"), a wholly owned subsidiary of Legg Mason, Inc. and a member of the New York Stock Exchange, and Arroyo Seco, Inc., a wholly owned subsidiary of Western Asset, act as distributors of the Portfolios' shares.

                     LM INSTITUTIONAL FUND ADVISORS I, INC.
                 WESTERN ASSET MONEY MARKET PORTFOLIO, Continued
                                    ----------
B. Since the Portfolio had not sold shares to the public as of June 30, 1998, SOP 98-5 "Reporting on the Costs of Start-up Activities" required the Portfolio to expense all organizational costs. Western Asset has agreed to waive payment by the Portfolio for the organization costs paid by Western Asset.

                        REPORT OF INDEPENDENT ACCOUNTANTS
                                    ----------

To the Shareholder of Western Asset Money
Market Portfolio and the Directors of
LM Institutional Fund Advisors I, Inc.

In our opinion, the accompanying statement of assets and liabilities and the statement of operations present fairly, in all material respects, the financial position of Western Asset Money Market Portfolio, hereafter referred to as the "Fund" (a portfolio of LM Institutional Fund Advisors I, Inc.) at March 31, 1999, and the results of its operations for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
July 29, 1999

                                   APPENDIX A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") corporate bond
-------------------------------------------------------------------------
ratings:
--------

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper- medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Description of Standard & Poor's corporate bond ratings:

AAA-This is the highest rating assigned by Standard & Poor's to an obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of Moody's preferred stock ratings:
-----------------------------------------------

aaa-An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

aa-An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a-An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa-An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba-An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Moody's Short-Term Debt Ratings
----------------------------------------------

Prime-1.  Issuers  (or  supporting  institutions)  rated  Prime-1  (P-1)  have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings
---------------------------------------------------------

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".



                                       A-2